                                             As filed pursuant to Rule 424(b)(3)
                                                under the Securities Act of 1933
                                                     Registration No. 333-103504

                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS
                               DECEMBER 28, 2004

               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT TWO

        The annuity has several investment choices - Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST"):

STOCKS:
  MANAGED BY DAVIS ADVISORS
    - DAVIS VENTURE VALUE PORTFOLIO                                         SAST

  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
    - MARSICO GROWTH PORTFOLIO                                              SAST

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS TOTAL RETURN PORTFOLIO                                            SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
    - INTERNATIONAL GROWTH AND INCOME PORTFOLIO                             SAST
BONDS:
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC
    - GOVERNMENT AND QUALITY BOND PORTFOLIO                                  AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - CASH MANAGEMENT PORTFOLIO                                             SAST

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.

        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 28, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears in this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life Assurance Company.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------

     AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, and its quarterly report on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 file no. 033-47472 are incorporated herein by reference.

     All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

     AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

     AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

     The SEC also  maintains a  website (http://www.sec.gov)  that contains  the
SAI,   materials  incorporated   by  reference   and  other   information  filed
electronically with the SEC by AIG SunAmerica Life.

     AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

      AIG SunAmerica Life Assurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

      --------------------------------------------------------------------------

            SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
      --------------------------------------------------------------------------

     Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     3
SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...........................................     4
GLOSSARY....................................................     6
HIGHLIGHTS..................................................     7
FEE TABLES..................................................     8
MINIMUM AND MAXIMUM EXPENSE EXAMPLES........................     9
PERFORMANCE.................................................    10
DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    10
     AIG SunAmerica Life....................................    10
     Separate Account.......................................    10
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Voting Rights..........................................    12
     Substitution...........................................    12
FIXED ACCOUNT OPTIONS.......................................    12
     Fixed Accounts.........................................    12
     Dollar Cost Averaging Fixed Accounts...................    13
EXPENSES....................................................    13
     Separate Account Charges...............................    13
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Premium Tax............................................    15
     Income Taxes...........................................    15
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
     Nursing Home Waiver....................................    15
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    16
     Annuitant..............................................    16
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    18
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Dollar Cost Averaging Program..........................    21
     Automatic Asset Allocation Rebalancing Program.........    22
     Return Plus Program....................................    23
     Withdrawals............................................    23
     Systematic Withdrawal Program..........................    23
     Minimum Contract Value.................................    24
INCOME PHASE................................................    24
     Annuity Date...........................................    24
     Income Options.........................................    24
     Transfers During the Income Phase......................    26
     Deferment of Payments..................................    26
TAXES.......................................................    26
     Annuity Contracts in General...........................    26
     Tax Treatment of Distributions -- Non-qualified
      Contracts.............................................    26
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    27
     Minimum Distributions..................................    27
     Tax Treatment of Death Benefits........................    28
     Contracts Owned by a Trust or Corporation..............    28
     Gifts, Pledges and/or Assignments of a Non-qualified
      Contract..............................................    28

                                                              PAGE
ITEM                                                          ----
     Diversification and Investor Control...................    29
ADMINISTRATION..............................................    29
     Distribution of Contracts..............................    29
CUSTODIAN...................................................
LEGAL PROCEEDINGS...........................................    30
REGISTRATION STATEMENT......................................    31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............    31
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    32
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............   C-1

All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- AIG SunAmerica Life Assurance Company, We, Us, the insurer that issues this contract.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

LATEST ANNUITY DATE -- Your 90(th) birthday or 10(th) contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS -- Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

------------------------------------------------------
------------------------------------------------------
                                   HIGHLIGHTS
------------------------------------------------------
------------------------------------------------------

     The Vista Capital Advantage Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

     FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY in the prospectus.

     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct Separate Account charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.


     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.


     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.


     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


     INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number:
(800) 445-SUN2.

     AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......6%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

FOOTNOTE TO THE FEE TABLES:
  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:............................   1    2    3    4    5    6    7    8
                                       6%   6%   5%   5%   4%   3%   2%   0%

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$30

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees......................  1.25%
    Distribution Expense Fee.............................  0.15%
                                                           -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.............  1.40%
                                                           =====

    THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUSTS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.54%     1.25%

--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying variable portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 1.25%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $873    $1,337    $1,828     $3,028

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $268    $  823    $1,405     $2,983

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $273    $  837    $1,428     $3,028

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 0.54%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $802    $1,123    $1,471     $2,313

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $197    $  609    $1,047     $2,264

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $202    $  623    $1,071     $2,313

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying variable account operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX C -- CONDENSED FINANCIAL INFORMATION.

--------------------------------------------------------------------------------

                                  PERFORMANCE
--------------------------------------------------------------------------------

     We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

     When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

     Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the
Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

     AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.
--------------------------------------------------------------------------------

DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

     AIG SunAmerica Life is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

SEPARATE ACCOUNT

     AIG SunAmerica Life originally established Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. AIG SunAmerica Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG
SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

     The Variable Portfolios invest in shares of the Trusts listed below. The Variable Portfolios are only available through the purchase of certain insurance contracts.

     The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's advisers monitor for potential conflicts.

     The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

     Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST -- CLASS 1

     Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

STOCKS:

     MANAGED BY DAVIS ADVISORS

     -  Davis Venture Value Portfolio                                       SAST

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

     -  Marsico Growth Portfolio                                            SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

     -  MFS Total Return Portfolio                                          SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

     -  International Growth and Income Portfolio                           SAST

BONDS:

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC

     -  Government & Quality Bond Portfolio                                  AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     -  Cash Management Portfolio                                           SAST

     You should read the accompanying prospectuses for the Trusts carefully. These prospectuses contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

VOTING RIGHTS

     AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

     We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

FIXED ACCOUNTS

     Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

     There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

     When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

     If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.

     All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

     You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

--------------------------------------------------------------------------------

                                    EXPENSES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

     The Company deducts a mortality and expense risk charge in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

     Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

     If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT BELOW.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        5%        4%        3%        2%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     Generally, We currently permit 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE BELOW.

PREMIUM TAX

     Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION  OR  ELIMINATION  OF  CHARGES  AND  EXPENSES,  AND  ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount each year. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater (1) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn; only available for first withdrawal of contract year or (2) earnings in your contract. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

NURSING HOME WAIVER

     If your contract was issued with the appropriate rider and you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or the MVA on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your rider prohibits use of this waiver during the first 90 days after purchase. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

     In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Capital Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity Contract. AIG SunAmerica Life issues a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS BELOW.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     AIG SunAmerica Life discontinued new sales of the contract as of the close of business on October 11, 2000. AIG SunAmerica Life will continue to accept subsequent payments on existing contracts.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES BELOW.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment including one which would cause Total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Further, we reserve the right to aggregate all contracts having the same owners' and/or annuitants' social security or federal tax identification number for purposes of determining which contracts and/or purchase payments require Company pre-approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.

     We may refuse any Purchase Payment. In general, AIG SunAmerica Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, AND FIXED ACCOUNT OPTIONS BELOW.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable
Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after

1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the MFS Total Return Portfolio. The value of an Accumulation Unit for the MFS Total Return Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the MFS Total Return Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). AIG SunAmerica Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

     Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES

     This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

     We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

     In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. For purposes of determining the number of transfers for the U.S. Mail requirement, contracts subject to certain asset allocation services will be calculated on a calendar year instead of a contract year. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears  to be part of  a pattern of transfers  to
         take   advantage   of   short-term   market   fluctuations   or  market
         inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

     Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

     As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts . The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

     WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

     For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Currently, there is no fee for participating in the DCA program.

     We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected.

     You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Marsico Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
       MONTH               UNIT              PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                 75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET ALLOCATION REBALANCING PROGRAM

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Government & Quality Bond Portfolio and 50% in the Marsico Growth Portfolio. Over the next calendar quarter, the Government & Quality Bond Portfolio outperforms the Marsico Growth Portfolio. At the end of the calendar quarter, the Government & Quality Bond Portfolio now represents 60% of your holdings because it has increased in value and the Marsico Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Government & Quality Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Marsico Growth Portfolio to increase those holdings to 50%.

RETURN PLUS PROGRAM

     The Return Plus Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE BELOW.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE ABOVE.)

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES BELOW.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In   addition,  most  Qualified  contracts  require  you  to  take  minimum distributions after you reach age 70 1/2. (SEE TAXES BELOW.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted from the Variable Portfolios to another Variable Portfolio or fixed account option. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE:  WE  PREPARED  THE  FOLLOWING  INFORMATION  ON  TAXES  AS  A  GENERAL
DISCUSSION OF THE SUBJECT. THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you  die;
(3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

     The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

     The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

     If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

     The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable
Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

     These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. AIG SunAmerica Life pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     The Company engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

     A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

     On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of the Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

     In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the

Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The
Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

     Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

     The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account Two at August 31, 2004 and for each of the two years in the period ended August 31, 2004 are incorporated herein by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                                                              PAGE
                                                              ----
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     3
Qualified Plans.............................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

     Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

     The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (some states require a different value. Please see your contract.)

     We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

     The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)1.5 - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (+0.007186) = +$28.74

     $28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

     The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (-0.021052) = -$84.21

     $84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)(1.5) - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

     $27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

     $79.16 represents the negative MVA that would be deducted from the withdrawal.

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3)    The    balance    of   the    requested    partial   withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                 WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3)  The maximum partial  withdrawal without withdrawal  charge is the
     sum   of    the   earnings    and    the   additional    free    withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
              PORTFOLIOS                  08/31/99      08/31/00      08/31/01      08/31/02      08/31/03      08/31/04*
              ----------                 -----------   -----------   -----------   -----------   -----------   -----------
International Growth and Income
  Beginning AUV........................   $   9.06      $  11.17      $  13.29      $   9.86      $   9.00      $   9.52
  Ending AUV...........................   $  11.17      $  13.29      $   9.86      $   9.00      $   9.52      $  11.56
  Ending Number of AUs.................    172,015       122,347        96,244        74,974        66,836        53,654
Marsico Growth
  Beginning AUV........................   $   6.51      $   8.38      $  10.58      $   9.32      $   7.20      $   8.77
  Ending AUV...........................   $   8.38      $  10.58      $   9.32      $   7.20      $   8.77      $   9.03
  Ending Number of AUs.................    600,016       430,405       382,117       308,664       250,526       195,909
Davis Venture Value
  Beginning AUV........................   $  26.42      $  31.58      $  34.37      $  28.01      $  23.28      $  25.55
  Ending AUV...........................   $  31.58      $  34.37      $  28.01      $  23.28      $  25.55      $  28.59
  Ending Number of AUs.................    191,670       138,405       127,654       103,707        84,804        61,759
MFS Total Return
  Beginning AUV........................   $  22.28      $  24.56      $  26.48      $  22.13      $  19.88      $  21.16
  Ending AUV...........................   $  24.56      $  26.48      $  22.13      $  19.88      $  21.16      $  23.40
  Ending Number of AUs.................     58,170        46,711        43,603        39,791        32,277        24,555
Government and Quality Bond
  Beginning AUV........................   $     --      $     --      $     --      $     --      $     --      $     --
  Ending AUV...........................   $     --      $     --      $     --      $     --      $     --      $  16.89
  Ending Number of AUs.................         --            --            --            --            --           746
Cash Management
  Beginning AUV........................   $  10.80      $  10.61      $  11.27      $  12.12      $  12.85      $  12.91
  Ending AUV...........................   $  10.61      $  11.27      $  12.12      $  12.85      $  12.91      $  12.85
  Ending Number of AUs.................    118,385        90,833        87,786        75,247        50,366        32,307

---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

* On December 5, 2003, the six portfolios of the Mutual Fund Variable Annuity Trust (the "old trust") were merged into five portfolios of the SunAmerica Series Trust (the "new trusts). In addition to the mergers a new portfolio was added of the Anchor Series Trust. As a result of this merger, the units outstanding and unit values for all prior years have been retroactively restated.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Statement of Additional Information concerning Vista Capital Advantage issued by AIG SunAmerica Life Assurance Company to:

             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                          POLARIS CHOICE II PROSPECTUS
                            (FORM NUMBER: R-3460-PRO)
                             DATED DECEMBER 28, 2004

--------------------------------------------------------------------------------

The date of the prospectus is hereby changed to December 28, 2004.

All references in the prospectus to the date of the Statement of Additional Information are hereby changed to December 28, 2004.

The following replaces the TRANSFERS DURING THE ACCUMULATION PHASE section located on page 11 of the prospectus:

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

      TRANSFER POLICIES

This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and

                Please keep this Supplement with your Prospectus.

unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork prior to the execution of the transfer. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

      (1)   the number of transfers made in a defined period;

      (2)   the dollar amount of the transfer;

                Please keep this Supplement with your Prospectus.

      (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

      (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

      (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

      (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts. The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

Date:  December 28, 2004

                Please keep this Supplement with your Prospectus.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
        AMERICAN PATHWAY II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
              POLARIS VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
            POLARIS II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
          POLARISAMERICA VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
        POLARIS PLATINUM II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
         POLARIS PROTECTOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
          POLARIS ADVISOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
         POLARIS CHOICE II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT ONE
                                SUPPLEMENT TO THE
          ANCHOR ICAP II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT TWO
                                SUPPLEMENT TO THE
      VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FOUR
                                SUPPLEMENT TO THE
          ANCHOR ADVISOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
            SEASONS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
       SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
         SEASONS SELECT VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
      SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
       SEASONS ADVISOR II VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                SUPPLEMENT TO THE
         POLARIS PLUS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004
      POLARIS II A-CLASS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004
   POLARIS II ASSET MANAGER VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004

--------------------------------------------------------------------------------

The following replaces the paragraph under the heading titled LEGAL PROCEEDINGS located in the OTHER INFORMATION section of the prospectus:

AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of AIG SunAmerica Life Assurance Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.


Date: December 16, 2004


                Please keep this Supplement with your Prospectus

--------------------------------------------------------------------------------
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                          POLARIS CHOICE II PROSPECTUS
                       (FORM NUMBER: R-3460-PRO (R 7/04))
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

The following replaces "Can Polaris Income Rewards be cancelled?" subsection under the POLARIS INCOME REWARDS FEATURE located on page 17 of the prospectus:

Can Polaris Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

      1.    SBB is equal to zero; or

      2.    Annuitization of the contract; or

      3.    Full Surrender of the contract; or

      4.    Death benefit is paid; or

      5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

The following replaces OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION section under the heading titled OPTIONAL ENHANCED DEATH BENEFITS located on page 21 of the prospectus:

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

1.    Contract value; or

2.    Net Purchase Payments received prior to your 86th birthday; or

3. Maximum Anniversary Value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greatest of contract value, Net Purchase Payments or 125% of Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

Date:  November 19, 2004

                Please keep this Supplement with your Prospectus.

                            (POLARIS CHOICE II LOGO)

                                   PROSPECTUS

                               DECEMBER 28, 2004

Please read this prospectus            FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
carefully before investing and             issued by
keep it for future reference.          AIG SUNAMERICA LIFE ASSURANCE COMPANY
It contains important                      in connection with
information about the Polaris          VARIABLE SEPARATE ACCOUNT
Choice(II) Variable Annuity.           The annuity has several investment choices - Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the
To learn more about the                Anchor Series Trust ("AST"), SunAmerica Series Trust ("SAST"), American Funds
annuity offered by this                Insurance Series ("AFIS"), Lord Abbett Series Fund, Inc. ("LASF"), Nations
prospectus, you can obtain a           Separate Account Trust ("NSAT") and Van Kampen Life Investment Trust ("VKT").
copy of the Statement of
Additional Information ("SAI")         STOCKS:
dated December 28, 2004. The               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI has been filed with the                  - Aggressive Growth Portfolio                                         SAST
Securities and Exchange                      - Blue Chip Growth Portfolio                                          SAST
Commission ("SEC") and is                    - "Dogs" of Wall Street Portfolio*                                    SAST
incorporated by reference into               - Growth Opportunities Portfolio                                      SAST
this prospectus. The Table of              MANAGED BY ALLIANCEBERNSTEIN
Contents of the SAI appears in               - Small & Mid Cap Value Portfolio                                     SAST
this prospectus. For a free                MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
copy of the SAI, call us at                  - Alliance Growth Portfolio                                           SAST
(800) 445-SUN2 or write to us                - Global Equities Portfolio                                           SAST
at our Annuity Service Center,               - Growth & Income Portfolio                                           SAST
P.O. Box 54299, Los Angeles,               MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
California 90054-0299.                       - American Funds Global Growth Portfolio                              AFIS
                                             - American Funds Growth Portfolio                                     AFIS
In addition, the SEC maintains               - American Funds Growth-Income Portfolio                              AFIS
a website (http://www.sec.gov)             MANAGED BY DAVIS ADVISORS
that contains the SAI,                       - Davis Venture Value Portfolio                                       SAST
materials incorporated by                    - Real Estate Portfolio                                               SAST
reference and other                        MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
information filed                            - Federated American Leaders Portfolio*                               SAST
electronically with the SEC by             MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
AIG SunAmerica Life Assurance                - Goldman Sachs Research Portfolio                                    SAST
Company.                                   MANAGED BY LORD, ABBETT & CO.
                                             - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
ANNUITIES INVOLVE RISKS,                   MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
INCLUDING POSSIBLE LOSS OF                   - Nations Marsico Focused Equities Portfolio                          NSAT
PRINCIPAL, AND ARE NOT A                   MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
DEPOSIT OR OBLIGATION OF, OR                 - MFS Massachusetts Investors Trust Portfolio                         SAST
GUARANTEED OR ENDORSED BY, ANY               - MFS Mid-Cap Growth Portfolio                                        SAST
BANK. THEY ARE NOT FEDERALLY               MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
INSURED BY THE FEDERAL DEPOSIT               - Emerging Markets Portfolio                                          SAST
INSURANCE CORPORATION, THE                   - International Growth & Income Portfolio                             SAST
FEDERAL RESERVE BOARD OR ANY                 - Putnam Growth: Voyager Portfolio                                    SAST
OTHER AGENCY.                              MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                             - Foreign Value Portfolio                                             SAST
                                           MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                             - International Diversified Equities Portfolio                        SAST
                                             - Technology Portfolio                                                SAST
                                             - Van Kampen LIT Comstock Portfolio, Class II Shares*                  VKT
                                             - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
                                             - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Capital Appreciation Portfolio                                       AST
                                             - Growth Portfolio                                                     AST
                                             - Natural Resources Portfolio                                          AST
                                       BALANCED:
                                           MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                             - SunAmerica Balanced Portfolio                                       SAST
                                           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                             - MFS Total Return Portfolio                                          SAST
                                           MANAGED BY WM ADVISORS, INC.
                                             - Asset Allocation Portfolio                                           AST
                                       BONDS:
                                           MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                             - High-Yield Bond Portfolio                                           SAST
                                           MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                             - Corporate Bond Portfolio                                            SAST
                                           MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                             - Global Bond Portfolio                                               SAST
                                           MANAGED BY MACKAY SHIELDS LLC
                                             - Nations High Yield Bond Portfolio                                   NSAT
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Government & Quality Bond Portfolio                                  AST
                                       CASH:
                                           MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                             - Cash Management Portfolio                                           SAST
                                       * "Dogs of Wall Street" Portfolio is an equity fund seeking total return;
                                         Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, file no. 033-47472, is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:
       AIG SunAmerica Life Assurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel, this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                            TABLE OF CONTENTS
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
    INDEMNIFICATION................................................     2
 GLOSSARY..........................................................     3
 HIGHLIGHTS........................................................     4
 FEE TABLES........................................................     5
       Owner Transaction Expenses..................................     5
       Optional Capital Protector Fee..............................     5
       Optional Polaris Income Rewards Fee.........................     5
       Contract Maintenance Fee....................................     5
       Annual Separate Account Expenses............................     5
       Optional Enhanced Death Benefit Fee.........................     5
       Optional EstatePlus Fee.....................................     5
       Portfolio Expenses..........................................     5
 EXAMPLES..........................................................     6
 THE POLARIS CHOICE(II) VARIABLE ANNUITY...........................     7
 PURCHASING A POLARIS CHOICE(II) VARIABLE ANNUITY..................     7
       Allocation of Purchase Payments.............................     8
       Accumulation Units..........................................     8
       Free Look...................................................     8
 INVESTMENT OPTIONS................................................     9
       Variable Portfolios.........................................     9
           Anchor Series Trust.....................................     9
           SunAmerica Series Trust.................................     9
           American Funds Insurance Series.........................     9
           Lord Abbett Series Fund, Inc. ..........................     9
           Nations Separate Account Trust..........................     9
           Van Kampen Life Investment Trust........................     9
       Fixed Account Options.......................................    10
       Asset Allocation Program....................................    11
       Transfers During the Accumulation Phase.....................    11
       Dollar Cost Averaging Program...............................    13
       Asset Allocation Rebalancing Program........................    13
       Return Plus Program.........................................    14
       Voting Rights...............................................    14
       Substitution................................................    14
 ACCESS TO YOUR MONEY..............................................    14
       Systematic Withdrawal Program...............................    15
       Minimum Contract Value......................................    15
 OPTIONAL LIVING BENEFITS..........................................    15
       Polaris Income Rewards......................................    16
       Capital Protector...........................................    18
 DEATH BENEFIT.....................................................    20
       Standard Death Benefit......................................    21
       Optional Enhanced Death Benefit.............................    21
       Purchase Payment Accumulation Option........................    21
       Maximum Anniversary Option..................................    22
       EstatePlus..................................................    22
       Spousal Continuation........................................    23
 EXPENSES..........................................................    24
       Separate Account Charges....................................    24
       Withdrawal Charges..........................................    24
       Investment Charges..........................................    24
       Contract Maintenance Fee....................................    24
       Transfer Fee................................................    25
       Optional Capital Protector Fee..............................    25
       Optional Polaris Income Rewards Fee.........................    25
       Optional Enhanced Death Benefit Fee.........................    25
       Optional Estate Plus Fee....................................    25
       Premium Tax.................................................    25
       Income Taxes................................................    25
       Reduction or Elimination of Charges and Expenses,
         and Additional Amounts Credited...........................    25
 INCOME OPTIONS....................................................    25
       Annuity Date................................................    25
       Income Options..............................................    26
       Fixed or Variable Income Payments...........................    26
       Income Payments.............................................    26
       Transfers During the Income Phase...........................    27
       Deferment of Payments.......................................    27
 TAXES.............................................................    27
       Annuity Contracts in General................................    27
       Tax Treatment of Distributions - Non-Qualified Contracts....    27
       Tax Treatment of Distributions - Qualified Contracts........    27
       Minimum Distributions.......................................    28
       Tax Treatment of Death Benefits.............................    28
       Contracts Owned by a Trust or Corporation...................    29
       Gifts, Pledges and/or Assignments of a Contract.............    29
       Diversification and Investor Control........................    29
 PERFORMANCE.......................................................    29
 OTHER INFORMATION.................................................    30
       AIG SunAmerica Life.........................................    30
       The Separate Account........................................    30
       The General Account.........................................    30
       Payments in Connection with Distribution of the Contract....    30
       Administration..............................................    30
       Legal Proceedings...........................................    31
       Ownership...................................................    31
       Independent Registered Public Accounting Firm...............    32
       Registration Statement......................................    32
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
    INFORMATION....................................................    32
 APPENDIX A - CONDENSED FINANCIALS.................................   A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")......................   B-1
 APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL
    CONTINUATION...................................................   C-1
 APPENDIX D - POLARIS INCOME REWARDS EXAMPLES......................   D-1
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                                 GLOSSARY
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - AIG SunAmerica Life Assurance Company, AIG SunAmerica Life,
 we, us, the insurer which issues this contract. Only "AIG SunAmerica
 Life" is a capitalized term in the prospectus.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or 10th contract anniversary, whichever is later.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the American Funds Insurance Series, Anchor Series
 Trust, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc.,
 Nations Separate Account Trust and Van Kampen Life Investment Trust
 collectively.

 VARIABLE PORTFOLIO(S) - A sub-account of Variable Separate Account which provides for the variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the American Funds
 Insurance Series, the Anchor Series Trust, the SunAmerica Series Trust,
 Lord Abbett Series Fund, Inc., the Nations Separate Account Trust or the
 Van Kampen Life Investment Trust as applicable. The underlying investment portfolios may be referred to as "Underlying Funds."

----------------------------------------------------------------
----------------------------------------------------------------
                                   HIGHLIGHTS
----------------------------------------------------------------
----------------------------------------------------------------
The Polaris Choice(II) Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS CHOICE(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS CHOICE(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%

TRANSFER FEE............  No charge for the first 15 transfers each contract year, thereafter, the fee
                          is $25 ($10 in Pennsylvania and Texas)
                          per transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
    $35  ($30 in North Dakota) waived if contract value is $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
    Optional Enhanced Death Benefit Fee(2)................  0.20%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.97%
                                                            =====

  ADDITIONAL OPTIONAL FEATURE FEE
    You may elect only one of the following optional features: Capital Protector or Polaris Income Rewards described below.

  OPTIONAL CAPITAL PROTECTOR FEE(3)

   CONTRACT YEAR                                    ANNUALIZED FEE(4)
   -------------                                    -----------------
     0-5......................................            0.65%
     6-10.....................................            0.45%
     11+......................................             none

  OPTIONAL POLARIS INCOME REWARDS FEE(5)

   TIME PERIOD                                       ANNUALIZED FEE
   -----------                                       --------------
     0-7......................................            0.65%
     8+.......................................            0.45%

FOOTNOTES TO THE FEE TABLES:
(1) Withdrawal Charge Schedule as a percentage of each Purchase Payment) declines over 3 years as follows

YEARS:......................................................   1     2     3     4
                                                               7%    6%    5%    0%

(2) If you do not elect the optional Enhanced Death Benefit and the EstatePlus feature, your total separate account annual expenses would be 1.52%.

(3) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

(4) If you are a resident of Washington or Oregon, the following charges apply:
    0.65% for years 0-7, 0.30% for years 8-10, no charge for years 11+.

(5) The Polaris Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
 the Trusts, including management fees, other expenses and
 12b-1 fees if applicable)..................................   0.59%     1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.97% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.90%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Estate Plus (0.45%) and the optional Polaris Income Rewards 0.65% for years 0-7 and 0.45% for years 8-10.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,158   $1,880    $2,310     $4,611
-------------------------------------
-------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------

(3) If you do not surrender your contract and you elect the optional Estate Plus (0.45%) and the optional Polaris Income Rewards 0.65% for years 0-7 and 0.45% for years 8-10.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $458    $1,380    $2,310     $4,611
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.59%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $919    $1,176    $1,159     $2,493
-------------------------------------
-------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214    $  661    $1,134     $2,441
-------------------------------------
-------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $219    $  676    $1,159     $2,493
-------------------------------------
-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.


2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.


3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Polaris Income Rewards and Capital Protector features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.


4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS CHOICE(II) VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

AIG SunAmerica Life issues the Polaris Choice(II) Variable Annuity. When you purchase a Polaris Choice(II) Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

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                        PURCHASING A POLARIS CHOICE(II)
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. We will not accept any Purchase Payments after your 86th birthday. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified            $ 2,000              $250
-----------------------------------------------------------
    Non-Qualified          $10,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. We reserve the right to change the amount at which pre-approval is required, at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

In addition, we may not issue a contract to anyone age 86 or older on the contract issue date. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application, and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time ("PST"), or on the next business day's unit value if we receive your money after 1 p.m. PST. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

    EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Trusts listed below. Additional Trusts and/or Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. All Variable Portfolios may not be available to you. Please check with your financial representative.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's advisers monitor for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST - CLASS 3

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST - CLASS 3

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series Class 2 shares ("AFIS"). AFIS contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC. - CLASS VC

Lord, Abbett & Co. manages over 40 mutual fund portfolios and other advisory accounts. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     NATIONS SEPARATE ACCOUNT TRUST

Various subadvisers provide investment advice for the Nations Separate Account Trust Portfolios. Nations Separate Account Trust ("NSAT") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

Van Kampen Asset Management provides investment advice for the Van Kampen Life Investment Trust ("VKT") Portfolios. Van Kampen Life Investment Trust contains investment portfolios in addition to those listed here which are not available for investment under this contract.

STOCKS:
    MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio                                        SAST
       - Blue Chip Growth Portfolio                                         SAST
       - "Dogs" of Wall Street Portfolio*                                   SAST
       - Growth Opportunities Portfolio                                     SAST
    MANAGED BY ALLIANCEBERNSTEIN
       - Small & Mid Cap Value Portfolio                                    SAST
    MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Alliance Growth Portfolio                                          SAST
       - Global Equities Portfolio                                          SAST
       - Growth & Income Portfolio                                          SAST
    MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
    MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
    MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
      - Federated American Leaders Portfolio*                               SAST
    MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
    MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Nations Marsico Focused Equities Portfolio                          NSAT
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio                         SAST
      - MFS Mid-Cap Growth Portfolio                                        SAST
    MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth Portfolio                                             SAST
    MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                             SAST
    MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
      - International Diversified Equities Portfolio**                      SAST
      - Technology Portfolio**                                              SAST
      - Van Kampen LIT Comstock Portfolio, Class II Shares*                  VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
    MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
    MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - SunAmerica Balanced Portfolio                                      SAST
    MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
       - MFS Total Return Portfolio                                         SAST
    MANAGED BY WM ADVISORS, INC.
       - Asset Allocation Portfolio                                          AST

BONDS:
    MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
       - High-Yield Bond Portfolio                                          SAST
    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
       - Corporate Bond Portfolio                                           SAST
    MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
       - Global Bond Portfolio                                              SAST
    MANAGED BY MACKAY SHIELDS LLC
       - Nations High Yield Bond Portfolio                                  NSAT
    MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Government & Quality Bond Portfolio                                 AST

CASH:
    MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
       - Cash Management Portfolio                                          SAST

 * "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.

** Morgan Stanley Investment Management, Inc., the sub-adviser for the
   International Diversified Equities and Technology SAST Portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.

  DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your instructions to us or your current allocation on file. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

ASSET ALLOCATION PROGRAM

  PROGRAM DESCRIPTION

The program, is offered to help you diversify your investment across various asset classes. Each model is comprised of a carefully selected combination of investment options using the various asset classes based on historical asset class performance to meet specific investment time horizons and risk tolerances.

If you purchased your contract prior to approximately September 30, 2002, you may not enroll in this program. Please contact your financial representative if you are uncertain about the availability of this feature.

  ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial representative may determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

  WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

  KEEPING YOUR PROGRAM ON TARGET

  REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the asset allocation for the model you selected. Only those investment options within each model will be rebalanced. An investment outside the Portfolio Allocator model can not be rebalanced.

  ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the re-evaluated allocations each year on or about March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow us to automatically rebalance your contract in accordance with the re-evaluated models. Please check with your financial representative to determine the protocol for his/her firm.

  IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial representative.

We have the right to modify, suspend or terminate the Asset Allocation Program at any time.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.


  TRANSFER POLICIES

This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may result in dilution of the value of the shares in the underlying fund and reduces value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork prior to the execution of the transfer. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject, limit, delay or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying funds. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur thorough omnibus group contracts. The Short-Term Trading policies and procedures which include the US Mail policy described are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. There is no fee for participating in the DCA program.

We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation on file.

You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

---------------------------------------------
                 ACCUMULATION       UNITS
    MONTH            UNIT         PURCHASED
---------------------------------------------
      1             $ 7.50           100
      2             $ 5.00           150
      3             $10.00            75
      4             $ 7.50           100
      5             $ 5.00           150
      6             $ 7.50           100
---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. There is no fee for participating in the Asset Allocation Rebalancing Program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

RETURN PLUS PROGRAM

The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. There is no fee for participating in the Return Plus Program.

This program is only available if we are offering multi-year fixed account options. We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. HOWEVER, UPON A FUTURE FULL SURRENDER OF YOUR CONTRACT ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A SURRENDER CHARGE, IF ANY IS APPLICABLE AT THE TIME OF THE FULL SURRENDER (EXCEPT IN THE STATE OF WASHINGTON).

Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (5%)[B x C=$5,000]
D=Your full surrender value ($85,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and/or the fixed account option(s) in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you purchase your contract in Oregon, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described on above. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
----------------------------------------------------------------
----------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT

A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

POLARIS INCOME REWARDS FEATURE

What is Polaris Income Rewards?

Polaris Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Polaris Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be cancelled. The Polaris Income Rewards has rules and restrictions that are discussed more fully below. The Polaris Income Rewards cannot be elected if you elect the Capital Protector feature. Polaris Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.

-----------------------------------------------------------------
  TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE   PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
-----------------------------------------------------------------
 0-90 Days               100%
-----------------------------------------------------------------
 91 Days +               0%
-----------------------------------------------------------------

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP UP AMOUNT, if any, which is calculated as a specified percentage of the WBB on the Benefit Availability Date. For contracts issued on or after May 19, 2004, you will not receive a Step-Up Amount if you make any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Polaris Income Rewards options we are offering as applicable on the Benefit Availability Date:

-------------------------------------------------------------------
                                                            MWP*
                                                             (IF
                                                            MAWA
                 BENEFIT                                    TAKEN
              AVAILABILITY       STEP-UP        MAWA        EACH
                  DATE           AMOUNT*     PERCENTAGE     YEAR)
-------------------------------------------------------------------
 Option 1  3 years following    10% of WBB   10% of WBB   11 years
           Benefit Effective
           Date
-------------------------------------------------------------------
 Option 2  5 years following    20% of WBB   10% of WBB   12 years
           Benefit Effective
           Date
-------------------------------------------------------------------

* You will not receive a Step-Up Amount if you take a withdrawal prior to the Benefit Availability Date. The MWP will be 10 years if you do not receive a Step-Up Amount.

What is the fee for Polaris Income Rewards?

The annualized Polaris Income Rewards fee will be assessed against the WBB and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

------------------------------------------------------------
 TIME ELAPSED SINCE THE
 BENEFIT EFFECTIVE DATE             ANNUALIZED FEE
------------------------------------------------------------
 0-7 years                 0.65% of WBB
------------------------------------------------------------
 8+ years                  0.45% of WBB
------------------------------------------------------------

What is the effect of withdrawals on Polaris Income Rewards?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Polaris Income Rewards through the calculations below:

     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal and eliminate any Step-Up Amount.

     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up Amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:

          a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     SBB: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount, the SBB will be equal to the WBB if you take withdrawals prior to the Benefit Availability Date.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

          a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

     APPENDIX D PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE POLARIS INCOME REWARDS FEATURE.

What happens if my contract value is reduced to zero?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Polaris Income Rewards feature. While a benefit is payable under Polaris Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Polaris Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Polaris Income Rewards benefit, you may select one of the following options:

     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

     c. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Polaris Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Polaris Income Rewards be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

     2. SBB is equal to zero; or

     3. Annuitization of the contract; or

     4. Full Surrender of the contract; or

     5. Death benefit is paid; or

     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Polaris Income Rewards does not guarantee a withdrawal of those subsequent Purchase Payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to take withdrawals or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Polaris Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

We reserve the right to limit the maximum WBB to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Polaris Income Rewards. We also reserve the right to modify, suspend or terminate Polaris Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

CAPITAL PROTECTOR FEATURE

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Polaris Income Reward feature. SEE POLARIS INCOME REWARDS ABOVE.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                                100%
 91+ days                                                   0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.
We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

OPTION 1
CONTRACT YEAR                                            ANNUALIZED FEE *
-------------                                            ----------------
 0-5                                                           0.65%
 6-10                                                          0.45%
 11+                                                            none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select a death benefit option. This contract provides three death benefit options. The first is the Standard Death Benefit which is automatically included in your contract for no additional fee. We also offer, for an additional fee, the selection of one of two enhanced death benefit options. If you choose one of the enhanced death benefit options, you may also elect, for an additional fee, the EstatePlus feature. Your death benefit elections must be made at the time of contract application and the election cannot be terminated. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

Extended Legacy Program and Beneficiary Continuation Options

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and the fees and charges applicable to those withdrawals.

IF YOU PURCHASED YOUR CONTRACT AFTER, ON OR ABOUT JUNE 1, 2004, SUBJECT TO STATE AVAILABILITY, THE FOLLOWING STANDARD AND OPTIONAL ENHANCED DEATH BENEFITS APPLY:

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.  Contract value; or

     2.  Net Purchase Payments received prior to your 86th birthday.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.  Contract value; or

     2.  The lesser of:

          a.  Net Purchase Payments received prior to your 86th birthday; or

          b.  125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFITS

For an additional fee, you may elect one of the enhanced death benefits below which can provide greater protection for your beneficiaries. If you elect one of the enhanced death benefits, you must choose either Option 1 or Option 2 at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the enhanced death benefit is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1.  Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1.  Contract value; or

     2.  Net Purchase Payments received prior to your 86th birthday; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary option may only be elected prior to your 83rd birthday.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or

First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

IF YOU PURCHASED YOUR CONTRACT BETWEEN OCTOBER 24, 2001 AND ON OR ABOUT MAY 31, 2004, THE FOLLOWING STANDARD AND OPTIONAL ENHANCED DEATH BENEFIT PROVISIONS APPLY.

STANDARD DEATH BENEFIT

The standard death benefit on your contract is the greater of:

     1.  Net Purchase Payments; or

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

OPTIONAL ENHANCED DEATH BENEFITS

For an additional fee, you may elect one of the enhanced death benefits below which can provide greater protection for your beneficiaries. You must choose either Option 1 or Option 2 at the time you purchase your contract and you cannot change your election at any time. The enhanced death benefit options are not available if you are age 86 or older at the time of contract issue. The fee for the enhanced death benefit is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus Purchase Payments, since the seventh contract anniversary; and reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The Death Benefit on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

OPTIONAL ESTATEPLUS FEATURE

The EstatePlus benefit, if elected, may increase the death benefit amount. In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Amount"), to the death benefit payable. The contract year of your death will determine the EstatePlus percentage and the Maximum EstatePlus percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 Years 0 - 4       25% of Earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5 - 9       40% of Earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of Earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE         ESTATEPLUS AMOUNT
-------------------------------------------------------------
 All Contract      25% of Earnings      40% of Net Purchase
 Years                                  Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Amount calculations.

We may offer different levels of this benefit based on the number of years you hold your contract and/or your age at the time of issue.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. Therefore, electing both the enhanced death benefit and EstatePlus result in a combined fee of 0.45%. On a daily basis we deduct this annualized charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the Latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the Latest Annuity Date. SEE INCOME OPTIONS BELOW.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. See your financial representative for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix C.

Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract.

The Continuing Spouse, generally, cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the optional enhanced death benefit and, if elected, EstatePlus. The Continuing Spouse cannot elect to continue EstatePlus without also continuing the enhanced death benefit. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If the enhanced death benefit and/or EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no benefit will be payable under the Estate Plus feature.

SEE APPENDIX C FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY

COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.52%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

----------------------------------------------------------------
            YEAR                1        2        3        4+
----------------------------------------------------------------
 WITHDRAWAL
 CHARGE                         7%       6%       5%       0%
----------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

  INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The FEE TABLES above illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

  12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class 2 and 3 shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15% to 0.25% fees applicable to Anchor Series Trust, SunAmerica Series Trust, the Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of American Funds Insurance Series, and Nations Separate Account Trust, as shown in the Fee Table, are generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We generally permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL CAPITAL PROTECTOR FEE

The fee for the Capital Protector feature is as follows:

CONTRACT YEAR                                             ANNUALIZED CHARGE
-------------                                             -----------------
 0-5                                                            0.65%
 6-10                                                           0.45%
 11+                                                             none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

OPTIONAL POLARIS INCOME REWARDS FEE

The annualized Polaris Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE                                      ANNUALIZED FEE
----------------------                                      --------------
 0-7 years                                                      0.65%
 8+ years                                                       0.45%

OPTIONAL ENHANCED DEATH BENEFIT FEE

The fee for the optional enhanced death benefit is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL ESTATEPLUS FEE

We charge 0.25% for the EstatePlus feature. On a daily basis we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract, ranging from 0% to 3.5%. We deduct these premium tax charges from your contract when applicable. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Latest Annuity Date, which is your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five income options (see below). Other income options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable, and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and in most states, if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.
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                                      TAXES
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NOTE:  THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND
GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.
If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits

"incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

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                                OTHER INFORMATION
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AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

  PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES,above.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

  PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of AIG SunAmerica Life Assurance Company ('Depositor') and AIG SunAmerica Capital Services, Inc. ('Distributor'), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

OWNERSHIP

The Polaris Choice(II) Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and the financial statements of Variable Separate Account at December 31, 2003 and for each of the two years in the period ended December 31, 2003, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    11
Income Protector..............................    11
Annuity Unit Values...........................    11
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    16
Death Benefits following Spousal Continuation
  for Contracts Issued between October 24,
  2001 and May 31, 2004.......................    16
Taxes.........................................    17
Distribution of Contracts.....................    21
Financial Statements..........................    21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  INCEPTION TO      FISCAL YEAR ENDED
                                                                    12/31/02            12/31/03
                                                                  ------------      -----------------
  Capital Appreciation (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $24.182           $25.794
                                                              (b) $24.182           $25.757
        Ending AUV..........................................  (a) $25.794           $33.529
                                                              (b) $25.757           $33.333
        Ending Number of AUs................................  (a) 5,223             112,395
                                                              (b) 6,392             33,168
-----------------------------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $16.370           $16.472
                                                              (b) $16.370           $16.437
        Ending AUV..........................................  (a) $16.472           $16.588
                                                              (b) $16.437           $16.480
        Ending Number of AUs................................  (a) 25,155            508,662
                                                              (b) 11,301            111,382
-----------------------------------------------------------------------------------------------------
  Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $19.417           $20.848
                                                              (b) $19.417           $20.812
        Ending AUV..........................................  (a) $20.848           $26.615
                                                              (b) $20.812           $26.450
        Ending Number of AUs................................  (a) 5,529             78.215
                                                              (b) 4,179             27,219
-----------------------------------------------------------------------------------------------------
  Natural Resources (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $13.753           $15.272
                                                              (b) $13.753           $15.232
        Ending AUV..........................................  (a) $15.272           $22.162
                                                              (b) $15.232           $22.010
        Ending Number of AUs................................  (a) 11                4,303
                                                              (b) 206               468
-----------------------------------------------------------------------------------------------------
  Aggressive Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $10.011           $10.077
                                                              (b) $10.011           $10.044
        Ending AUV..........................................  (a) $10.077           $12.720
                                                              (b) $10.044           $12.618
        Ending Number of AUs................................  (a) 15                9,125
                                                              (b) 2,951             3,476
-----------------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $21.881           $21.940
                                                              (b) $21.881           $21.898
        Ending AUV..........................................  (a) $21.940           $27.122
                                                              (b) $21.898           $26.950
        Ending Number of AUs................................  (a) 2,961             42,581
                                                              (b) 1,192             23,501
-----------------------------------------------------------------------------------------------------
  Asset Allocation (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $16.137           $16.887
                                                              (b) $16.137           $16.891
        Ending AUV..........................................  (a) $16.887           $20.421
                                                              (b) $16.891           $20.329
        Ending Number of AUs................................  (a) 1,003             23,493
                                                              (b) 3,344             5,847
-----------------------------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $4.530            $4.659
                                                              (b) $4.530            $4.648
        Ending AUV..........................................  (a) $4.659            $5.769
                                                              (b) $4.648            $5.732
        Ending Number of AUs................................  (a) 2,553             28,163
                                                              (b) 840               2,662
-----------------------------------------------------------------------------------------------------
  Cash Management (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $13.025           $13.018
                                                              (b) $13.025           $12.993
        Ending AUV..........................................  (a) $13.018           $12.878
                                                              (b) $12.993           $12.795
        Ending Number of AUs................................  (a) 10,725            199,592
                                                              (b) 14,522            178,114
-----------------------------------------------------------------------------------------------------
  Corporate Bond (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $14.394           $14.704
                                                              (b) $14.394           $14.725
        Ending AUV..........................................  (a) $14.704           $16.174
                                                              (b) $14.725           $16.124
        Ending Number of AUs................................  (a) 3,690             169,147
                                                              (b) 1,695             29,139
-----------------------------------------------------------------------------------------------------
              AUV -- Accumulation Unit Value
              AU -- Accumulation Units
              (a) Without election of the enhanced death benefit and EstatePlus.
              (b) With election of the enhanced death benefit and EstatePlus.

                                                                  INCEPTION TO      FISCAL YEAR ENDED
                                                                    12/31/02            12/31/03
                                                                  ------------      -----------------
  Davis Venture Value (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $20.108       $21.460
                                                              (b) $20.108       $21.425
        Ending AUV..........................................  (a) $21.460       $28.069
                                                              (b) $21.425       $27.899
        Ending Number of AUs................................  (a) 16,558        148,924
                                                              (b) 5,061         48,397
-----------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $8.149        $8.902
                                                              (b) $8.149        $8.887
        Ending AUV..........................................  (a) $8.902        $10.500
                                                              (b) $8.887        $10.431
        Ending Number of AUs................................  (a) 2,695         104,430
                                                              (b) 1,182         3,152
-----------------------------------------------------------------------------------------------------
  Emerging Markets (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $5.486        $5.958
                                                              (b) $5.486        $5.951
        Ending AUV..........................................  (a) $5.958        $8.933
                                                              (b) $5.951        $8.879
        Ending Number of AUs................................  (a) 27            11,853
                                                              (b) 676           1,324
-----------------------------------------------------------------------------------------------------
  Federated American Leaders (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $11.895       $12.912
                                                              (b) $11.895       $12.849
        Ending AUV..........................................  (a) $12.912       $16.184
                                                              (b) $12.849       $15.979
        Ending Number of AUs................................  (a) 80            69,514
                                                              (b) 13            7,288
-----------------------------------------------------------------------------------------------------
  Foreign Value (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $8.970        $9.407
                                                              (b) $8.970        $9.387
        Ending AUV..........................................  (a) $9.407        $12.463
                                                              (b) $9.387        $12.382
        Ending Number of AUVs...............................  (a) 22,862        220,157
                                                              (b) 6,640         87,063
-----------------------------------------------------------------------------------------------------
  Global Bond (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $16.095       $16.324
                                                              (b) $16.095       $16.270
        Ending AUV..........................................  (a) $16.324       $16.611
                                                              (b) $16.270       $16.482
        Ending Number of AUs................................  (a) 400           55,290
                                                              (b) 254           5,351
-----------------------------------------------------------------------------------------------------
  Global Equities (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $11.708       $12.546
                                                              (b) $11.708       $12.523
        Ending AUV..........................................  (a) $12.546       $15.584
                                                              (b) $12.523       $15.488
        Ending Number of AUs................................  (a) 221           22,810
                                                              (b) 127           1,950
-----------------------------------------------------------------------------------------------------
  Goldman Sachs Research (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $4.675        $5.058
                                                              (b) $4.675        $5.054
        Ending AUV..........................................  (a) $5.058        $6.224
                                                              (b) $5.054        $6.192
        Ending Number of AUs................................  (a) 2,153         8,495
                                                              (b) 319           460
-----------------------------------------------------------------------------------------------------
  Growth-Income (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $20.102       $20.787
                                                              (b) $20.102       $20.751
        Ending AUV..........................................  (a) $20.787       $25.658
                                                              (b) $20.751       $25.497
        Ending Number of AUs................................  (a) 3,510         15,886
                                                              (b) 3,892         5,990
-----------------------------------------------------------------------------------------------------
  Growth Opportunities (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $3.230        $3.435
                                                              (b) $3.230        $3.426
        Ending AUV..........................................  (a) $3.435        $4.557
                                                              (b) $3.426        $4.492
        Ending Number of AUs................................  (a) 3,018         15,716
                                                              (b) 46            1,328
-----------------------------------------------------------------------------------------------------
              AUV -- Accumulation Unit Value
              AU -- Accumulation Units
              (a) Without election of the enhanced death benefit and EstatePlus.
              (b) With election of the enhanced death benefit and EstatePlus.

                                                                  INCEPTION TO      FISCAL YEAR ENDED
                                                                    12/31/02            12/31/03
                                                                  ------------      -----------------
  High-Yield Bond (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $10.951           $11.586
                                                              (b) $10.951           $11.556
        Ending AUV..........................................  (a) $11.586           $14.978
                                                              (b) $11.556           $14.862
        Ending Number of AUs................................  (a) 714               108,391
                                                              (b) 1,431             43,508
-----------------------------------------------------------------------------------------------------
  International Diversified Equities (Inception
    Date -- 9/30/02)
        Beginning AUV.......................................  (a) $6.995            $7.170
                                                              (b) $6.995            $7.158
        Ending AUV..........................................  (a) $7.170            $9.286
                                                              (b) $7.158            $9.229
        Ending Number of AUs................................  (a) 6,735             148,898
                                                              (b) 6,666             85,430
-----------------------------------------------------------------------------------------------------
  International Growth and Income (Inception
    Date -- 9/30/02)
        Beginning AUV.......................................  (a) $8.000            $8.330
                                                              (b) $8.000            $8.329
        Ending AUV..........................................  (a) $8.330            $11.204
                                                              (b) $8.329            $11.155
        Ending Number of AUs................................  (a) 3,894             81,478
                                                              (b) 3,716             24,616
-----------------------------------------------------------------------------------------------------
  MFS Massachusetts Investors Trust (Inception
    Date -- 9/30/02)
        Beginning AUV.......................................  (a) $14.084           $14.930
                                                              (b) $14.084           $14.903
        Ending AUV..........................................  (a) $14.930           $17.969
                                                              (b) $14.903           $17.857
        Ending Number of AUs................................  (a) 4,255             35,251
                                                              (b) 1,058             11,673
-----------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $6.525            $6.965
                                                              (b) $6.525            $6.952
        Ending AUV..........................................  (a) $6.965            $9.392
                                                              (b) $6.952            $9.333
        Ending Number of AUs................................  (a) 11,688            150,416
                                                              (b) 3,867             45,327
-----------------------------------------------------------------------------------------------------
  MFS Total Return (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $18.961           $19.853
                                                              (b) $18.961           $19.789
        Ending AUV..........................................  (a) $19.853           $22.797
                                                              (b) $19.789           $22.623
        Ending Number of AUs................................  (a) 9,719             98,897
                                                              (b) 3,411             43,520
-----------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $13.178           $13.785
                                                              (b) $13.178           $13.709
        Ending AUV..........................................  (a) $13.785           $16.795
                                                              (b) $13.709           $16.458
        Ending Number of AUs................................  (a) 930               12,618
                                                              (b) 11                2,309
-----------------------------------------------------------------------------------------------------
  Real Estate (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $11.543           $11.836
                                                              (b) $11.543           $11.827
        Ending AUV..........................................  (a) $11.836           $16.050
                                                              (b) $11.827           $15.963
        Ending Number of AUs................................  (a) 1,002             37,684
                                                              (b) 2,360             7,286
-----------------------------------------------------------------------------------------------------
  Small & Mid Cap Value (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $9.180            $10.122
                                                              (b) $9.180            $10.100
        Ending AUV..........................................  (a) $10.122           $13.588
                                                              (b) $10.100           $13.498
        Ending Number of AUVs...............................  (a) 10,970            170,268
                                                              (b) 11,296            56,714
-----------------------------------------------------------------------------------------------------
  SunAmerica Balanced (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $12.518           $12.509
                                                              (b) $12.518           $12.488
        Ending AUV..........................................  (a) $12.509           $14.149
                                                              (b) $12.488           $14.060
        Ending Number of AUs................................  (a) 1,187             22,990
                                                              (b) 904               1,156
-----------------------------------------------------------------------------------------------------
              AUV -- Accumulation Unit Value
              AU -- Accumulation Units
              (a) Without election of the enhanced death benefit and EstatePlus.
              (b) With election of the enhanced death benefit and EstatePlus.

                                                                  INCEPTION TO      FISCAL YEAR ENDED
                                                                    12/31/02            12/31/03
                                                                  ------------      -----------------
  Technology (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $1.432            $1.716
                                                              (b) $1.432            $1.714
        Ending AUV..........................................  (a) $1.716            $2.544
                                                              (b) $1.714            $2.529
        Ending Number of AUs................................  (a) 41,215            89,460
                                                              (b) 4,246             21,043
-----------------------------------------------------------------------------------------------------
  American Funds Global Growth (Inception Date - 9/30/02)
        Beginning AUV.......................................  (a) $10.000           $10.949
                                                              (b) $10.000           $10.933
        Ending AUV..........................................  (a) $10.949           $14.590
                                                              (b) $10.933           $14.503
        Ending Number of AUs................................  (a) 1,759             110,089
                                                              (b) 5,946             39,615
-----------------------------------------------------------------------------------------------------
  American Funds Growth (Inception Date - 9/30/02)
        Beginning AUV.......................................  (a) $10.000           $10.884
                                                              (b) $10.000           $10.872
        Ending AUV..........................................  (a) $10.884           $14.667
                                                              (b) $10.872           $14.585
        Ending Number of AUs................................  (a) 18,592            257,126
                                                              (b) 15,567            86,419
-----------------------------------------------------------------------------------------------------
  American Funds Growth-Income (Inception Date - 9/30/02)
        Beginning AUV.......................................  (a) $10.000           $10.884
                                                              (b) $10.000           $10.865
        Ending AUV..........................................  (a) $10.884           $14.197
                                                              (b) $10.865           $14.110
        Ending Number of AUs................................  (a) 17,313            354,757
                                                              (b) 19,216            122,079
-----------------------------------------------------------------------------------------------------
  Lord Abbett Growth and Income (Inception Date - 9/30/02)
        Beginning AUV.......................................  (a) $7.486            $8.180
                                                              (b) $7.447            $8.101
        Ending AUV..........................................  (a) $8.180            $10.556
                                                              (b) $8.101            $10.408
        Ending Number of AUVs...............................  (a) 660               84,269
                                                              (b) 1,227             22,532
-----------------------------------------------------------------------------------------------------
  Nations High Yield Bond (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $9.364            $10.162
                                                              (b) $9.348            $10.134
        Ending AUV..........................................  (a) $10.162           $13.134
                                                              (b) $10.134           $13.038
        Ending Number of AUs................................  (a) 4,034             202,591
                                                              (b) 5,945             16,459
-----------------------------------------------------------------------------------------------------
  Nations Marsico Focused Equities (Inception
    Date -- 9/30/02)
        Beginning AUV.......................................  (a) $7.389            $7.184
                                                              (b) $7.383            $7.171
        Ending AUV..........................................  (a) $7.184            $9.418
                                                              (b) $7.171            $9.358
        Ending Number of AUs................................  (a) 11,344            259,474
                                                              (b) 16,480            53,353
-----------------------------------------------------------------------------------------------------
  Van Kampen LIT Comstock (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $7.347            $8.155
                                                              (b) $7.283            $8.075
        Ending AUV..........................................  (a) $8.155            $10.504
                                                              (b) $8.075            $10.354
        Ending Number of AUs................................  (a) 15,234            195,289
                                                              (b) 6,342             42,490
-----------------------------------------------------------------------------------------------------
  Van Kampen LIT Emerging Growth (Inception Date -- 9/30/02)
        Beginning AUV.......................................  (a) $7.223            $6.997
                                                              (b) $7.215            $6.982
        Ending AUV..........................................  (a) $6.997            $8.755
                                                              (b) $6.982            $8.697
        Ending Number of AUs................................  (a) 367               26,989
                                                              (b) 376               3,276
-----------------------------------------------------------------------------------------------------
  Van Kampen LIT Growth and Income (Inception
    Date -- 9/30/02)
        Beginning AUV.......................................  (a) $8.149            $8.791
                                                              (b) $8.204            $8.840
        Ending AUV..........................................  (a) $8.791            $11.056
                                                              (b) $8.840            $11.068
        Ending Number of AUs................................  (a) 15,096            205,358
                                                              (b) 11,770            86,024
-----------------------------------------------------------------------------------------------------
             AUV -- Accumulation Unit Value
             AU -- Accumulation Units
             (a) Without election of the enhanced death benefit and EstatePlus.
             (b) With election of the enhanced death benefit and EstatePlus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                    [(1+I/(1+J+L)](TO THE POWER OF N/12) - 1
  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](to the power of N/12) - 1
                  = [(1.05)/(1.04+0.005)](to the power of 18/12) - 1
                  = (1.004785)(to the power of 1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](to the power of N/12) - 1
                  = [(1.05)/(1.06+0.005)](to the power of 18/12) - 1
                  = (0.985915)(to the power of 1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)](to the power of N/12) - 1
                  = [(1.05)/(1.04+0.005)](to the power of 18/12) - 1
                  = (1.004785)(to the power of 1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](to the power of N/12) - 1
                  = [(1.05)/(1.06+0.005)](to the power of 18/12) - 1
                  = (0.985915)(to the power of 1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and any fees and charges applicable to those withdrawals.

The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:

The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Standard Death Benefit

          If the original owner of the contract elected the standard death benefit (and did not elect an optional death benefit), and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

          If the Continuing Spouse is age 83-85, the death benefit will be the greater of:

          a. Contract value; or
          b. the lesser of:

             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.

     2. Purchase Payment Accumulation Option

          If the original owner of the contract elected Option 1, Purchase Payment Accumulation Option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or
          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or
          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit and the fee for the Purchase Payment Accumulation or Maximum Anniversary Value options will no longer be deducted.

          If the Continuing Spouse is age 86 or older as of the Continuation Date and the original owner of the contract elected the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

     3. Maximum Anniversary Value Option

          If the original owner of the contract elected Option 2, Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or
          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit and the fee for the Purchase Payment Accumulation or Maximum Anniversary Value options will no longer be deducted.

          If the Continuing Spouse is age 86 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued on or before May 31, 2004.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger and a Continuation Contribution is added, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 Years (0-4)       25% of Earnings         40% of Continuation Net
                                           Purchase Payments
-------------------------------------------------------------------
 Years (5-9)       40% of Earnings         65% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------
 Years (10+)       50% of Earnings         75% of Continuation Net
                                           Purchase Payments*
-------------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between your 70th and 81st birthdays and a Continuation Contribution is added, table below shows the available EstatePlus benefit:

-------------------------------------------------------------------
 CONTRACT YEAR          ESTATEPLUS                 MAXIMUM
    OF DEATH            PERCENTAGE            ESTATEPLUS AMOUNT
-------------------------------------------------------------------
 All Contract      25% of Earnings         40% of Continuation Net
   Years                                   Purchase Payments*
-------------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum Estate Plus Percentage calculation.

If a Continuation Contribution is not added on the Continuation Date, the Continuing Spouse's age as of the original contract issue date is used to calculate the EstatePlus benefit, if any.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?
We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?
The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX D - POLARIS INCOME REWARDS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Polaris Income Rewards feature:

     EXAMPLE 1:

     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date.

     Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE:

     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/ $110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal $100,000 ((10% X 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your SBB on the Benefit Availability Date equals your WBB. Therefore, the SBB also equals $90,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/ $9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE
                 BENEFIT AVAILABILITY DATE:

     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT
                 AVAILABILITY DATE:

     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000/$125,000= 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11), which equals $9,545.45.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Choice(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:  -------------------------  Signed:  -------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
        AMERICAN PATHWAY II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
              POLARIS VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
            POLARIS II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
          POLARISAMERICA VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
        POLARIS PLATINUM II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
         POLARIS PROTECTOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
          POLARIS ADVISOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
         POLARIS CHOICE II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT ONE
                                SUPPLEMENT TO THE
          ANCHOR ICAP II VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT TWO
                                SUPPLEMENT TO THE
      VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FOUR
                                SUPPLEMENT TO THE
          ANCHOR ADVISOR VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
            SEASONS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
       SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
         SEASONS SELECT VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
      SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
       SEASONS ADVISOR II VARIABLE ANNUITY PROSPECTUS DATED AUGUST 2, 2004
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                SUPPLEMENT TO THE
         POLARIS PLUS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004
      POLARIS II A-CLASS VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004
   POLARIS II ASSET MANAGER VARIABLE ANNUITY PROSPECTUS DATED AUGUST 30, 2004

--------------------------------------------------------------------------------

The following replaces the paragraph under the heading titled LEGAL PROCEEDINGS located in the OTHER INFORMATION section of the prospectus:

AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of AIG SunAmerica Life Assurance Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.


Date: December 16, 2004


                Please keep this Supplement with your Prospectus

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS
                              (J2731 PRO.2 (R 7/04)
                              DATED AUGUST 2, 2004

--------------------------------------------------------------------------------

The following replaces the OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION section under the heading titled OPTIONAL SEASONS ESTATE ADVANTAGE located on page 29 of the prospectus:

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

1.    Contract value; or

2.    Net Purchase Payments received prior to your 86th birthday; or

3. Maximum Anniversary Value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday (81st birthday if elected with Earnings Advantage benefit).

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greatest of contract value, Net Purchase Payments or 125% of Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

Date:  November 19, 2004


               Please keep this Supplement with your Prospectus.

                          [Seasons Triple Elite Logo]

                                   PROSPECTUS
                                 August 2, 2004

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
The annuity contract has a variety of investment choices - available fixed investment options which offer interest rates guaranteed by AIG SunAmerica Life Assurance Company for different periods of time, Select Portfolios, Focused Portfolios and Seasons Strategies:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
            LARGE CAP GROWTH                           FOCUS GROWTH                           GROWTH STRATEGY
          LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME          (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
            LARGE CAP VALUE                            FOCUS VALUE                ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
             MID CAP GROWTH                           FOCUS TECHNET                 AND MULTI-MANAGED GROWTH PORTFOLIO)
             MID CAP VALUE                                                                MODERATE GROWTH STRATEGY
               SMALL CAP                                                          (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
          INTERNATIONAL EQUITY                                                    ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
        DIVERSIFIED FIXED INCOME                                                     AND MULTI-MANAGED MODERATE GROWTH
            CASH MANAGEMENT                                                                      PORTFOLIO)
                                                                                          BALANCED GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                      AND MULTI-MANAGED INCOME/EQUITY
                                                                                                 PORTFOLIO)
                                                                                        CONSERVATIVE GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                    AND MULTI-MANAGED INCOME PORTFOLIO)

              all of which invest in the underlying portfolios of

                              SEASONS SERIES TRUST
                              which is managed by:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
      AIG GLOBAL INVESTMENT CORP.         AIG SUNAMERICA ASSET MANAGEMENT CORP.    AIG SUNAMERICA ASSET MANAGEMENT CORP.
 AIG SUNAMERICA ASSET MANAGEMENT CORP.         AMERICAN CENTURY INVESTMENT             JANUS CAPITAL MANAGEMENT LLC.
  GOLDMAN SACHS ASSET MANAGEMENT, L.P.               MANAGEMENT, INC.               PUTNAM INVESTMENT MANAGEMENT, L.L.C.
  GOLDMAN SACHS ASSET MANAGEMENT INT'L                 BAMCO, INC.                     T. ROWE PRICE ASSOCIATES, INC.
     JANUS CAPITAL MANAGEMENT LLC.             RCM CAPITAL MANAGEMENT, LLC          WELLINGTON MANAGEMENT COMPANY, LLP.
         LORD ABBETT & CO. LLC.                FRED ALGER MANAGEMENT, INC.
     T. ROWE PRICE ASSOCIATES, INC.               HARRIS ASSOCIATES L.P.
  WELLINGTON MANAGEMENT COMPANY, LLP.             J.P. MORGAN INVESTMENT
                                                     MANAGEMENT INC.
                                                     MARSICO CAPITAL
                                                     MANAGEMENT, LLC.
                                                  SALOMON BROTHERS ASSET
                                                     MANAGEMENT INC.
                                               THIRD AVENUE MANAGEMENT LLC.
                                          THORNBURG INVESTMENT MANAGEMENT, INC.

You can put your money into any one or all of the Select Portfolios, Focused Portfolios, and Seasons Strategies and/or available fixed investment options. Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Triple Elite Variable Annuity.
To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 2, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.
The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.
A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.
ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          [Seasons Triple Elite Logo]

                                   PROSPECTUS
                                 August 2, 2004

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
The annuity contract has a variety of investment choices - available fixed investment options which offer interest rates guaranteed by AIG SunAmerica Life Assurance Company for different periods of time, Select Portfolios, Focused Portfolios and Seasons Strategies:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
            LARGE CAP GROWTH                           FOCUS GROWTH                           GROWTH STRATEGY
          LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME          (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
            LARGE CAP VALUE                            FOCUS VALUE                ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
             MID CAP GROWTH                           FOCUS TECHNET                 AND MULTI-MANAGED GROWTH PORTFOLIO)
             MID CAP VALUE                                                                MODERATE GROWTH STRATEGY
               SMALL CAP                                                          (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
          INTERNATIONAL EQUITY                                                    ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
        DIVERSIFIED FIXED INCOME                                                     AND MULTI-MANAGED MODERATE GROWTH
            CASH MANAGEMENT                                                                      PORTFOLIO)
                                                                                          BALANCED GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                      AND MULTI-MANAGED INCOME/EQUITY
                                                                                                 PORTFOLIO)
                                                                                        CONSERVATIVE GROWTH STRATEGY
                                                                                  (WHICH INVESTS IN STOCK PORTFOLIO, ASSET
                                                                                  ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                                                                                    AND MULTI-MANAGED INCOME PORTFOLIO)

              all of which invest in the underlying portfolios of

                              SEASONS SERIES TRUST
                              which is managed by:

           SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
      AIG GLOBAL INVESTMENT CORP.         AIG SUNAMERICA ASSET MANAGEMENT CORP.    AIG SUNAMERICA ASSET MANAGEMENT CORP.
 AIG SUNAMERICA ASSET MANAGEMENT CORP.         AMERICAN CENTURY INVESTMENT             JANUS CAPITAL MANAGEMENT LLC.
  GOLDMAN SACHS ASSET MANAGEMENT, L.P.               MANAGEMENT, INC.               PUTNAM INVESTMENT MANAGEMENT, L.L.C.
  GOLDMAN SACHS ASSET MANAGEMENT INT'L                 BAMCO, INC.                     T. ROWE PRICE ASSOCIATES, INC.
     JANUS CAPITAL MANAGEMENT LLC.             RCM CAPITAL MANAGEMENT, LLC          WELLINGTON MANAGEMENT COMPANY, LLP.
         LORD ABBETT & CO. LLC.                FRED ALGER MANAGEMENT, INC.
     T. ROWE PRICE ASSOCIATES, INC.               HARRIS ASSOCIATES L.P.
  WELLINGTON MANAGEMENT COMPANY, LLP.             J.P. MORGAN INVESTMENT
                                                     MANAGEMENT INC.
                                                     MARSICO CAPITAL
                                                     MANAGEMENT, LLC.
                                                  SALOMON BROTHERS ASSET
                                                     MANAGEMENT INC.
                                               THIRD AVENUE MANAGEMENT LLC.
                                          THORNBURG INVESTMENT MANAGEMENT, INC.

You can put your money into any one or all of the Select Portfolios, Focused Portfolios, and Seasons Strategies and/or available fixed investment options. Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Triple Elite Variable Annuity.
To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 2, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.
The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.
A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.
ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, and its quarterly report on Form 10-Q for the quarter ended March 31, 2004 are incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http:// www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

     AIG SunAmerica Life
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the 1933 Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the 1933 Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
   Maximum Owner Transaction Expenses.......................    6
   Transfer Fee.............................................    6
   Contract Maintenance Fee.................................    6
   Separate Account Annual Expenses.........................    6
   Additional Optional Feature Fees.........................    6
   Portfolio Expenses of Variable Portfolios................    6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................    7
THE SEASONS TRIPLE ELITE VARIABLE ANNUITY...................    8
PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY..........    9
   Allocation of Purchase Payments..........................    9
   Accumulation Units.......................................   10
   Free Look................................................   10
   Exchange Offers..........................................   10
INVESTMENT OPTIONS..........................................   10
   Variable Portfolio.......................................   11
     Select and Focused Portfolios..........................   11
     Portfolio Operation....................................   12
     Seasons Strategies.....................................   12
     Seasons Strategy Rebalancing...........................   12
   Fixed Investment Options.................................   14
   Dollar Cost Averaging Fixed Accounts.....................   14
   Transfers During the Accumulation Phase..................   15
   Dollar Cost Averaging Program............................   16
   Asset Allocation Rebalancing Program.....................   17
   Return Plus Program......................................   17
   Voting Rights............................................   18
   Substitution.............................................   18
ACCESS TO YOUR MONEY........................................   18
   Free Withdrawal Provision................................   18
   Systematic Withdrawal Program............................   20
   Minimum Contract Value...................................   20
   Qualified Contract Owners................................   20
OPTIONAL LIVING BENEFITS....................................   20
   Seasons Income Rewards Feature...........................   20
   Seasons Promise Feature..................................   24
DEATH BENEFIT...............................................   26
   Standard Death Benefit...................................   28
   Optional Seasons Estate Advantage........................   28
   Optional Earnings Advantage..............................   29
   Spousal Continuation.....................................   31
EXPENSES....................................................   32
   Separate Account Charges.................................   32
   Withdrawal Charges.......................................   32
   Investment Charges.......................................   33
   Contract Maintenance Fee.................................   33
   Transfer Fee.............................................   33
   Optional Seasons Income Rewards Fee......................   33
   Optional Seasons Promise Fee.............................   34
   Optional Seasons Estate Advantage Fee....................   34
   Optional Earnings Advantage Fee..........................   34
   Premium Tax..............................................   34
   Income Taxes.............................................   34
   Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   34
INCOME OPTIONS..............................................   35
   Annuity Date.............................................   35
   Income Options...........................................   35
   Allocation of Annuity Payments...........................   36
   Transfers During the Income Phase........................   37
   Deferment of Payments....................................   37
TAXES.......................................................   37
   Annuity Contracts in General.............................   37
   Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   37
   Tax Treatment of Distributions--Qualified Contracts......   38
   Minimum Distributions....................................   38
   Tax Treatment of Death Benefits..........................   38
   Contracts Owned by a Trust or Corporation................   38
   Gifts, Pledges and/or Assignments of a Contract..........   38
   Diversification and Investor Control.....................   38
PERFORMANCE.................................................   40
OTHER INFORMATION...........................................   40
   AIG SunAmerica Life......................................   40
   The Separate Account.....................................   41
   The General Account......................................   41
   Payments in Connection with Distribution of the
     Contract...............................................   41
   Administration...........................................   42
   Legal Proceedings........................................   42
   Ownership................................................   42
   Independent Registered Public Accounting Firm............   42
   Registration Statement...................................   42
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   42
APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  B-1
APPENDIX C--SEASONS INCOME REWARDS EXAMPLES.................  C-1
APPENDIX D--MARKET VALUE ADJUSTMENT.........................  D-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--AIG SunAmerica Life Assurance Company, AIG SunAmerica Life, we, us, the issuer of this annuity contract. Only "AIG SunAmerica Life" is a capitalized term in the prospectus.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 95th birthday or 10th contract anniversary whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

VARIABLE PORTFOLIO(S)--Refers collectively to the Select Portfolios, Focused Portfolios and/or Seasons Strategies. The underlying investment portfolios may be referred to as underlying funds.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Triple Elite Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios and/or pre-allocated Seasons Strategies ("Variable Portfolios") and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. These are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been made in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. See the FEE TABLE, PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFITS: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Optional enhanced death benefits are also available. See DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different options, including an option for income that you cannot outlive. See INCOME OPTIONS in the prospectus.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

                                   FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

TRANSFER FEE
No charge for the first 15 transfers each contract year; thereafter, the fee is $25 ($10 in Pennsylvania and Texas) per transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$35 ($30 in North Dakota) which is currently waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees..............  1.40%
Distribution Expense Fee.....................  0.15%
Optional Seasons Estate Advantage Fee(2).....  0.15%
Optional Earnings Advantage Fee(3)...........  0.25%
                                               -----
Total Separate Account Annual Expenses.......  1.95%
                                               =====

ADDITIONAL OPTIONAL FEATURE FEES
You may elect either the Seasons Income Rewards or Seasons Promise feature described below.

OPTIONAL SEASONS INCOME REWARDS FEE
(Calculated as a percentage of your Purchase Payments received in the first 90 days less withdrawals)

                                            ANNUALIZED
CONTRACT YEAR                                 FEE(6)
-------------                               ----------
0-7.......................................     0.65%
8+........................................     0.45%

OPTIONAL SEASONS PROMISE FEE(4)
(Calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

                                            ANNUALIZED
CONTRACT YEAR(5)                            CHARGE(5)
----------------                            ----------
0-5.......................................     0.65%
6-10......................................     0.45%
11+.......................................     none

(1) Withdrawal Charge Schedule as a percentage of each Purchase Payment) declines over 3 years as follows

YEARS:......................................................   1     2     3    4+
                                                               7%    6%    6%    0%

(2) Seasons Estate Advantage feature is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value.

(3) Earnings Advantage, an enhanced death benefit feature, which is described more fully in the prospectus is optional and if elected, the fee is an annualized charge that is deducted daily from daily net asset value. The Earnings Advantage can only be elected if the Seasons Estate Advantage is also elected.

(4) The Seasons Promise feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

(5) If you are a resident of Washington or Oregon, the following charges apply:
    0.65% for Years 0-7, 0.30% for Years 8-10, and no charge for Years 11+.

(6) The Seasons Income Rewards feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payment received in the first 90 days less withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

           TOTAL ANNUAL TRUST OPERATING EXPENSES              MINIMUM   MAXIMUM
           -------------------------------------              -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees if applicable)...................................   0.92%     2.17%

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trust are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.95%, including Seasons Estate Advantage (with Earnings Advantage) and investment in an underlying portfolio with total expenses of 2.17%)
(1) If you surrender your contract at the end of the applicable time period and you elect the optional Seasons Estate Advantage (with Earnings Advantage) (0.40%) and Seasons Income Rewards (0.65% in years 0-7, and 0.45% in years 8-10) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,182   $2,050    $2,421     $4,807

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $374    $1,138    $1,920     $3,967

(3) If you do not surrender your contract and you elect the optional Seasons Estate Advantage (with Earnings Advantage) (0.40%) and Seasons Income Rewards (0.65% in years 0-7, and 0.45% in years 8-10) features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $482    $1,450    $2,421     $4,807

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an underlying portfolio with total expenses of 0.92%)
(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $955    $1,385    $1,340     $2,856

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $770     $1,316     $2,806

(3) If you do not surrender your contract and do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $255     $785     $1,340     $2,856

                     EXPLANATION OF FEE TABLES AND EXAMPLES
1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The Example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and investment portfolio expenses by Variable Portfolios. We converted the contract administration charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus.
2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Seasons Promise program, instead of the Seasons Income Rewards program, your expenses would be lower than those shown in these tables. The fee for the Seasons Income Rewards and Seasons Promise features are not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus. The examples above reflect fees for the Seasons Income Rewards Program through 10 years of contract ownership. The fee will continue to be assessed as long as the Withdrawal Benefit Base is greater than zero.
4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
         CONDENSED FINANCIALS APPEAR IN APPENDIX A OF THIS PROSPECTUS.

THE SEASONS TRIPLE ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request that we start making payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract may also offer fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If available and you allocate money to the fixed account options, the amount of money that accumulates in your contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life issues the Seasons Triple Elite Variable Annuity. When you purchase a Seasons Triple Elite Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Triple Elite Variable Annuity may not currently be available in all states. Please check with your financial representative regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS TRIPLE ELITE
VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM
                                             SUBSEQUENT        MINIMUM SUBSEQUENT
                       MINIMUM INITIAL        PURCHASE         PURCHASE PAYMENT--
                       PURCHASE PAYMENT      PAYMENT--       AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                  $ 2,000              $250                  $100
Non-qualified              $10,000              $500                  $100

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to Company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. We reserve the right to change the amount at which pre-approval is required, at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

In addition, we may not issue a contract to anyone age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued in contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts, Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Time (PT) and on the next day's unit value if we receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolios after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3.  dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally, we will refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than your original investment.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with the applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain insurance contracts. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE PORTFOLIOS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. AIG SAAMCo, an affiliate of AIG SunAmerica Life, manages Seasons Series Trust. AIG SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

SELECT AND FOCUSED PORTFOLIOS

The contract offers nine Select Portfolios, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers. One component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers four Focused Portfolios. Each multi-managed Focused Portfolio offers you at least three different professional managers, one of which may be AIG SAAMCo, and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

Each Select and Focused Portfolio and the respective managers are:

                         SELECT PORTFOLIOS                              FOCUSED PORTFOLIOS
LARGE CAP GROWTH        MID CAP GROWTH     INTERNATIONAL EQUITY         FOCUS GROWTH
AIG Global              AIGGIC             AIGGIC                       Fred Alger Management,
Investment Corp.        T. Rowe Price      Goldman Sachs Asset          Inc. ("Alger")
("AIGGIC")              Wellington         Management Int'l             Marsico Capital
Goldman Sachs Asset     Management         Lord Abbett                  Management, LLC.
Management, L.P.                                                        ("Marsico")
("GSAM")                MID CAP VALUE      DIVERSIFIED FIXED INCOME     Salomon Brothers Asset
Janus Capital           AIGGIC             AIGGIC                       Management ("Salomon")
Management LLC.         GSAM               AIG SAAMCo
("Janus")               Lord Abbett &      Wellington Management        FOCUS GROWTH & INCOME
                        Co. LLC.("Lord                                  Harris Associates L.P.
LARGE CAP COMPOSITE     Abbett")           CASH MANAGEMENT              ("Harris")
AIGGIC                                     AIG SAAMCo                   Thornburg Investment
AIG SunAmerica Asset    SMALL CAP                                       Management, Inc.
Management Corp.        AIGGIC                                          Marsico
Corporation ("AIG       AIG SAAMCo
SAAMCo")                Lord Abbett                                     FOCUS VALUE
T. Rowe Price                                                           Third Avenue Management
Associates, Inc.                                                        LLC.
("T. Rowe Price")                                                       J.P. Morgan Investment
                                                                        Management, Inc. ("J.P.
LARGE CAP VALUE                                                         Morgan")
AIGGIC                                                                  American Century
T. Rowe Price                                                           Investment Management,
Wellington                                                              Inc. ("American Century")
Management Company,
LLP. ("Wellington                                                       FOCUS TECHNET
Management")                                                            AIG SAAMCo
                                                                        BAMCo
                                                                        RCM Capital Management,
                                                                        LLC ("Dresdner")

PORTFOLIO OPERATION

Each Select and Focused Portfolio is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each Select or Focused Portfolio will be allocated equally among the three managers for that Select and Focused Portfolio. Each quarter AIG SAAMCo will evaluate the asset allocation between the three managers of each Select or Focused Portfolio. If AIG SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing Select and Focused Portfolio assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the Select and Focused Portfolios.

SEASONS STRATEGIES

The contract offers four multi-manager variable investment Seasons Strategies, each with a different investment objective. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

Each Seasons Strategy invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the Seasons Strategy.

The underlying investment portfolios of Seasons Series Trust in which the Seasons Strategies invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by AIG SAAMCo and a fixed income component managed by Wellington, LLP. The Growth Seasons Strategy and the Moderate Growth Seasons Strategy also have an aggressive growth component which AIG SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each Seasons Strategy initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each Seasons Strategy with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each Seasons Strategy. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each Seasons Strategy; and

     - the percentage allocation in which each Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the following pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any Seasons Strategy more frequently if rebalancing is deemed necessary and not adverse to the interests of contract owners invested in such Seasons Strategy. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH STRATEGY                                                      MODERATE GROWTH STRATEGY
      GOAL: Long-term growth of capital, allocating its assets           GOAL: Growth of capital through investments in equities,
  primarily to stocks. This Seasons Strategy may be best             with a secondary objective of conservation of principal by
  suited for those with longer periods to invest.                    allocating more of its assets to bonds than the Growth
                                                                     Strategy. This Seasons Strategy may be best suited for those
  Target Asset Allocation:                                           nearing retirement years but still earning income.
      Stocks 80%             Bonds 15%             Cash 5%           Target Asset Allocation:
  [GROWTH STRATEGY PIE CHART]                                            Stocks 70%              Bonds 25%              Cash 5%
                                                                     [MODERATE GROWTH PIE CHART]


BALANCED GROWTH STRATEGY                                             CONSERVATIVE GROWTH STRATEGY
      GOAL: Focuses on conservation of principal by investing            GOAL: Capital preservation while maintaining some
  in a more balanced weighting of stocks and bonds, with a           potential for growth over the long term. This Seasons Strategy
  secondary objective of seeking a high total return. This           may be best suited for those with lower investment risk
  Seasons Strategy may be best suited for those approaching          tolerance.
  retirement and with less tolerance for investment risk.
                                                                     Target Asset Allocation:
  Target Asset Allocation:
                                                                         Stocks 42%              Bonds 53%              Cash 5%
      Stocks 55%             Bonds 40%             Cash 5%
                                                                     [CONSERVATIVE GROWTH PIE CHART]
  [BALANCED GROWTH PIE CHART]

FIXED INVESTMENT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. WE DO NOT CONTACT YOU. IF WE DO NOT HEAR FROM YOU, YOUR MONEY WILL REMAIN IN THE SAME FAGP WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FAGP.

If you purchased your contract prior to August 2, 2004 and you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX D shows how we calculate and apply the MVA.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. These systematic transfers do not count toward the 15 free transfers per contract year and are not subject to a MVA. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative regarding the current availability of this service.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, see DOLLAR COST AVERAGING PROGRAM BELOW for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your instructions to us or your current allocation on file. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM BELOW for more information.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

     - the number of transfers made in a defined period;

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

     - whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. For most products use the following sentences: we allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account.

We may also offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period at an offered frequency. You cannot change the option once selected. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation instructions on file.

You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Currently, we do not charge a fee for participation in the DCA program.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value Select Portfolio over six months. You set up Dollar Cost Averaging and purchase Accumulation Units at the following values:

        MONTH            ACCUMULATION UNIT    UNITS PURCHASED
---------------------    -----------------    ---------------
     1                        $ 7.50                100
     2                        $ 5.00                150
     3                        $10.00                 75
     4                        $ 7.50                100
     5                        $ 5.00                150
     6                        $ 7.50                100

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time. Currently, there is no charge for participating in this program.

RETURN PLUS PROGRAM

The Return Plus Program, available if we are offering multi-year FAGPs, allows you to invest in one or more of the Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the Variable Portfolios you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolios of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 3 years. If the 3-year fixed investment option is offering a 3% interest rate, we will allocate $91,514 to the 3-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $8,486 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and or re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reason such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from multi-year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the total account balance left in any contract be at least $500 after the withdrawal. You must send a written withdrawal request to our Annuity Service Center. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolios and the fixed investment option in which your contract is invested. Withdrawals from available fixed investment options prior to the end of the guarantee period may result in a MVA.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

- Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

- Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, your free withdrawal amount is (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no election of Seasons Estate Advantage, Earnings Advantage or Income Protector options and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:

A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (6%)[B x C=$6,000]
D=Your full surrender value ($84,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100 ($250 for Oregon). There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is $500 or less as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you, less any applicable charges.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

SEASONS INCOME REWARDS FEATURE

WHAT IS SEASONS INCOME REWARDS?

Seasons Income Rewards is an optional feature subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

HOW CAN I ELECT THE FEATURE?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE.

You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be cancelled. The Seasons Income Rewards has rules and restrictions that are discussed more fully below. Seasons Income Rewards cannot be elected if you elect the Seasons Promise feature. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

HOW IS THE BENEFIT CALCULATED?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.

-----------------------------------------------------------------------------------------------------
                TIME ELAPSED SINCE                               PERCENTAGE OF ELIGIBLE
              BENEFIT EFFECTIVE DATE                               PURCHASE PAYMENTS
-----------------------------------------------------------------------------------------------------
                    0-90 Days                                             100%
-----------------------------------------------------------------------------------------------------
                    91 Days +                                               0%
-----------------------------------------------------------------------------------------------------

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). THE WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage of the WBB on the Benefit Availability Date. For contracts issued on or after May 19, 2004, you will not receive a Step-Up Amount if you make any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Seasons Income Rewards options we are offering as applicable on the Benefit Availability Date:

--------------------------------------------------------------------------------------------------------------------
                                                                                                         MWP*
                                                               STEP-UP               MAWA           (IF MAWA TAKEN
                           BENEFIT AVAILABILITY DATE           AMOUNT*            PERCENTAGE          EACH YEAR)
--------------------------------------------------------------------------------------------------------------------
                      3 years following Benefit Effective
      Option 1                       Date                     10% of WBB          10% of WBB           11 years
--------------------------------------------------------------------------------------------------------------------
                      5 years following Benefit Effective
      Option 2                       Date                     20% of WBB          10% of WBB           12 years
--------------------------------------------------------------------------------------------------------------------

* You will not receive a Step-Up Amount if you take a withdrawal prior to the Benefit Availability Date. The MWP will be 10 years if you do not receive a Step-Up Amount.

WHAT IS THE FEE FOR SEASONS INCOME REWARDS?

The annualized Seasons Income Rewards fee will be assessed against the WBB and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

-----------------------------------------------------------------------------------------------------
              TIME ELAPSED SINCE THE
              BENEFIT EFFECTIVE DATE                                 ANNUALIZED FEE
-----------------------------------------------------------------------------------------------------
                    0-7 years                                         0.65% of WBB
-----------------------------------------------------------------------------------------------------
                     8+ years                                         0.45% of WBB
-----------------------------------------------------------------------------------------------------

WHAT IS THE EFFECT OF WITHDRAWALS ON SEASONS INCOME REWARDS?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Seasons Income Rewards through the calculations below:

CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal and eliminate any Step-Up Amount.

Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up Amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows:
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or (b), where:

     a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

     b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

SBB: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount, the SBB will be equal to the WBB if you take withdrawals prior to the Benefit Availability Date.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

     a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

     b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year.

If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

APPENDIX C PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS ON THE SEASONS INCOME REWARDS FEATURE.

WHAT HAPPENS IF MY CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Seasons Income Rewards feature. While a benefit is payable under Seasons Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Seasons Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Seasons Income Rewards benefit, you may select one of the following options:

     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

     c.  any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

WHAT HAPPENS TO SEASONS INCOME REWARDS UPON A SPOUSAL CONTINUATION?

A spousal beneficiary of the original owner may elect to continue or cancel Seasons Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. SEE SPOUSAL CONTINUATION BELOW.

CAN MY NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING WITHDRAWALS UNDER SEASONS INCOME REWARDS UPON MY DEATH?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

CAN SEASONS INCOME REWARDS BE CANCELED?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

     1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

     2.  SBB is equal to zero; or

     3.  Annuitization of the contract; or

     4.  Full Surrender of the contract; or

     5.  Death benefit is paid; or

     6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate this feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

IMPORTANT INFORMATION

The Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Seasons Income Rewards does not guarantee a withdrawal of those subsequent Purchase Payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to take withdrawals or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Seasons Income Rewards. You will not receive a Step-up Amount if you take withdrawal, before the Benefit Availability Date. See EFFECT OF WITHDRAWAL ON SEASONS INCOME REWARDS above. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Seasons Income Rewards cannot be elected if you elect the Seasons Promise feature. We reserve the right to limit the maximum WBB to $1 million. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Seasons Income Rewards. We reserve the right to modify, suspend or terminate Seasons Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

SEASONS PROMISE FEATURE

WHAT IS SEASONS PROMISE?

The Seasons Promise is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Seasons Promise may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract. You may only elect the Seasons Promise feature if you are under age 86.

If you elect the Seasons Promise, at the end of the applicable waiting period we will evaluate your contract to determine if a Seasons Promise benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Seasons Promise benefit payable to you.

HOW CAN I ELECT THE FEATURE?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application.

The effective date for this feature will be your contract issue date. Seasons Promise is not available if you elect the Seasons Income Rewards. SEE SEASONS INCOME REWARDS ABOVE.

The Seasons Promise feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

CAN SEASONS PROMISE BE CANCELLED?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Seasons Promise will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

HOW IS THE BENEFIT CALCULATED?

The Seasons Promise is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                   PERCENTAGE OF PURCHASE PAYMENTS INCLUDED IN THE
TIME ELAPSED SINCE EFFECTIVE DATE        SEASONS PROMISE BENEFIT CALCULATION
---------------------------------  -----------------------------------------------
            0-90 days                                   100%
            91+ days                                     0%

The Seasons Promise benefit calculation is equal to your Seasons Promise Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Seasons Promise Base is equal to (a) minus (b) where:

        (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

        (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Seasons Promise benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as Earnings Advantage, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WHAT IS THE FEE FOR SEASONS PROMISE?

Seasons Promise is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

  OPTION 1
CONTRACT YEAR   ANNUALIZED FEE*
-------------   ---------------
   0-5               0.65%
   6-10              0.45%
   11+               None

---------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

WHAT HAPPENS TO SEASONS PROMISE UPON A SPOUSAL CONTINUATION?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

IMPORTANT INFORMATION

The Seasons Promise feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Seasons Promise would not protect the majority of those payments.

Since the Seasons Promise feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Seasons Promise benefit. For example, if near the end of the waiting period your Seasons Promise Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Seasons Promise Base on your benefit date, you will not receive any benefit even though you have paid for the Seasons Promise feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Seasons Promise benefit.

We reserve the right to modify, suspend or terminate the Seasons Promise feature (in its entirety or any component) at any time for prospectively issued contracts.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefits options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary to receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

  1.  a certified copy of the death certificate; or

  2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

  3. a written statement by a medical doctor who attended the deceased at the time of death; or

  4.  any other proof satisfactory to us.

If the Annuitant dies before the annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a

$100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and the fees and charges applicable to those withdrawals.

IF YOU PURCHASED YOUR CONTRACT ON OR ABOUT AUGUST 2, 2004, SUBJECT TO STATE AVAILABILITY, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT

If your contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

  1.  Contract Value; or

  2.  Net Purchase Payments received prior to your 86th birthday.

If your contract is issued on or after your 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

  1. Contract Value; or

  2. The lesser of:

      a. Net Purchase Payments received prior to your 86th birthday; or

      b. 125% of Contract Value

OPTIONAL SEASONS ESTATE ADVANTAGE

For an additional fee, you may elect one of the Seasons Estate Advantage benefits below, which can provide greater protection for your beneficiaries. If you elect one of the Seasons Estate Advantage benefits, you must choose either Option 1 or Option 2 at the time you purchase your contract and you cannot change your election thereafter at anytime. The fee for the Seasons Estate Advantage benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

  1.  Contract value; or

  2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday or date of death; or

  3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

  1.  Contract value; or

  2.  Net Purchase Payments received prior to your 86th birthday; or

  3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary option may only be elected prior to your 83rd birthday (81st birthday if elected with Earnings Advantage benefit).

If you are age 90 or older at the time of death and selected the Maximum Anniversary Value Option, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

OPTIONAL EARNINGS ADVANTAGE

The Earnings Advantage benefit, if elected, may increase your death benefit amount. In order to elect the Earnings Advantage, you must have also elected one of the optional Seasons Estate Advantage benefits described above. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable. The contract year of your death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage Percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE          MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
------------------------------------------------------------------------------------------
 Years 0-4               25% of earnings     40% of Net Purchase Payments
------------------------------------------------------------------------------------------
 Years 5-9               40% of earnings     65% of Net Purchase Payments*
------------------------------------------------------------------------------------------
 Years 10+               50% of earnings     75% of Net Purchase Payments*
------------------------------------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available Earnings Advantage benefit:

------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE          MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
------------------------------------------------------------------------------------------
 All Contract Years      25% of earnings     40% of Net Purchase Payments*
------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net

Purchase Payments as of the date of death. If the earnings amount is negative, no Earnings Advantage amount will be added.

What is the Maximum Earnings Advantage Amount?
The Earnings Advantage is subject to a maximum dollar amount. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

You must elect Earnings Advantage at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for Earnings Advantage. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

Earnings Advantage is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from Earnings Advantage if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The Earnings Advantage is not payable after the latest Annuity Date. You may pay for the Earnings Advantage and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS BELOW.

Earnings Advantage may not be available in your state or through the broker-dealer with which your financial representative is affiliated. See your financial representative for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE EARNINGS ADVANTAGE BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

  1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

  2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

OPTIONAL SEASONS ESTATE ADVANTAGE DEATH BENEFIT(S)

For an additional fee, you may elect one of the Seasons Estate Advantage death benefits which can provide greater protection for your beneficiaries. You must chose between Option 1 and Option 2 at the time you purchase your contract and you cannot change your election at any time. The Seasons Estate Advantage death benefit is not available if you are age 81 or older at the time of contract issue. The fee for Seasons Estate Advantage death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - 5% ACCUMULATION OPTION --

The Death Benefit is the greater of:

  a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

  b. Net Purchase Payments compounded to the earlier of your 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the

      80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

      If you die after your latest Annuity Date and you selected the 5% Accumulation Option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Seasons Estate Advantage. This option may not be available in your state. Check with your investment representative regarding availability.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION --

The Death Benefit is the greatest of:

  a.  Net Purchase Payments; or

  b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

  c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

      If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value Option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Thus, you will not receive the advantage of the Maximum Anniversary Value Option if you are over age 80 at the time of contract issue or if you are 90 or older at the time of your death. This option may not be available in your state. Check with your investment representative regarding availability.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or the available multi-year FAGPs, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B.

Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract.

The Continuing Spouse, generally, cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Earnings Advantage benefit. We will terminate the Earnings Advantage benefit if the Continuing Spouse is age 81 or older on the Continuation Date. If the Earnings Advantage benefit is terminated or if the Continuing Spouse dies after the latest Annuity Date, no benefit will be payable under the feature.

SEE APPENDIX B FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts a mortality and expense risk charge in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

                               WITHDRAWAL CHARGE

      YEAR          1    2    3   4+
-----------------  ---  ---  ---  ---
Withdrawal Charge  7%   6%   6%   0%

After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES BELOW.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolios for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE.

Service Fees

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.15%, which is also known as a 12b-1 fee is used generally to pay financial intermediaries for services provided over the life of the contract. SEE FEE TABLES ABOVE.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the Variable Portfolios in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ABOVE.

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

  TIME ELAPSED SINCE
BENEFIT EFFECTIVE DATE     ANNUALIZED FEE
----------------------     --------------
       0-7 years               0.65%
        8+ years               0.45%

OPTIONAL SEASONS PROMISE FEE

The fee for the Seasons Promise feature is as follows:

CONTRACT YEAR   ANNUALIZED FEE*
-------------   ---------------
    0-5              0.65%
   6-10              0.45%
    11+              none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The amount of this charge is subject to change at any time for prospectively issued contracts.

* The annual fee for Washington or Oregon Residents is 0.65% for Years 0-7, 0.30% for Years 8-10, and no charge for Years 11+.

OPTIONAL SEASONS ESTATE ADVANTAGE FEE

We charge 0.15% for the Seasons Estate Advantage feature. On a daily basis, we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTIONAL EARNINGS ADVANTAGE FEE

We charge 0.25% for the Earnings Advantage feature. On a daily basis, we deduct this charge from the average daily ending value of the assets you have allocated to the Variable Portfolios. Further, if you elect both Seasons Estate Advantage and Earnings Advantage, the combined charge will be 0.40% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0.0% to 3.5%. We deduct these premium tax charges from your contract when applicable. Currently, we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

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INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other income options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD
CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

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OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolios in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolios after the Annuity date depending on four factors:

     - for life options, your age when payments begin, and in most states, if a Non-qualified contract, your gender; and

     - the value of your contract in the Variable Portfolios on the Annuity
       Date,

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolios also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

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TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals

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for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan

                                        39
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(including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the Variable Portfolios. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolios.

We may show performance of each Variable Portfolios in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SAAMCo and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and

                                        40
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two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

  PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. SEE EXPENSES ABOVE.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

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  PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.60% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company. A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

OWNERSHIP

The Seasons Triple Elite Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of Variable Annuity Account Five at April 30, 2004, and for each of the two years in the period ended April 30, 2004, are incorporated herein by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account............................................    3
General Account.............................................    3
Performance Data............................................    3
Annuity Payments............................................    6
Income Protector Feature for Contracts Issued Prior to
  August 2, 2004............................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................    9
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                     INCEPTION TO    FISCAL YEAR      FISCAL YEAR
STRATEGIES                                             4/30/02      ENDING 4/30/03   ENDING 4/30/04
---------------------------------------------------  ------------   --------------   --------------
---------------------------------------------------------------------------------------------------
Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   15.202       14.480            12.807
                                                     (b)   15.202       14.469            12.731
  Ending AUV.......................................  (a)   14.480       12.807            14.964
                                                     (b)   14.469       12.731            14.816
  Ending Number of AUs.............................  (a)   34,143      204,828           644,613
                                                     (b)   19,273      112,268           304,735
---------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   14.827       14.158            12.808
                                                     (b)   14.827       14.125            12.728
  Ending AUV.......................................  (a)   14.158       12.808            14.673
                                                     (b)   14.125       12.728            14.522
  Ending Number of AUs.............................  (a)   83,099      378,604         1,028,643
                                                     (b)   68,214      371,335           566,832
---------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   14.159       13.679            12.837
                                                     (b)   14.159       13.699            12.801
  Ending AUV.......................................  (a)   13.679       12.837            14.332
                                                     (b)   13.699       12.801            14.234
  Ending Number of AUs.............................  (a)   91,728      477,296           910,818
                                                     (b)   64,966      173,393           276,721
---------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   13.662       13.528            13.111
                                                     (b)   13.662       13.515            13.046
  Ending AUV.......................................  (a)   13.528       13.111            14.297
                                                     (b)   13.515       13.046            14.169
  Ending Number of AUs.............................  (a)   22,358      383,364           620,786
                                                     (b)   25,766      223,464           283,856
---------------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Estate Advantage




         (b) With election of Estate Advantage

                                                     INCEPTION TO    FISCAL YEAR      FISCAL YEAR
FOCUSED PORTFOLIOS                                     4/30/02      ENDING 4/30/03   ENDING 4/30/04
---------------------------------------------------  ------------   --------------   --------------
---------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    6.898        6.590             5.585
                                                     (b)    6.898        6.571             5.547
  Ending AUV.......................................  (a)    6.590        5.585             7.135
                                                     (b)    6.571        5.547             7.058
  Ending Number of AUs.............................  (a)   12,042      220,869           394,736
                                                     (b)   16,100       41,931           134,662
---------------------------------------------------------------------------------------------------
Focus Growth & Income (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    8.377        8.546             7.465
                                                     (b)    8.377        8.515             7.408
  Ending AUV.......................................  (a)    8.546        7.465             9.029
                                                     (b)    8.515        7.408             8.923
  Ending Number of AUs.............................  (a)    3,960      113,993           288,051
                                                     (b)   10,118       27,407            84,532
---------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   11.042       10.687             9.366
                                                     (b)   11.042       10.654             9.298
  Ending AUV.......................................  (a)   10.687        9.366            12.186
                                                     (b)   10.654        9.298            12.050
  Ending Number of AUs.............................  (a)    1,916      103,476           178,808
                                                     (b)   15,685       50,214           107,110
---------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    4.447        3.305             2.802
                                                     (b)    4.447        3.295             2.782
  Ending AUV.......................................  (a)    3.305        2.802             4.290
                                                     (b)    3.295        2.782             4.243
  Ending Number of AUs.............................  (a)   18,283      133,469           211,211
                                                     (b)   13,502       61,135           127,591
---------------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Estate Advantage




         (b) With election of Estate Advantage

                                                     INCEPTION TO    FISCAL YEAR      FISCAL YEAR
                 SELECT PORTFOLIOS                     4/30/02      ENDING 4/30/03   ENDING 4/30/04
---------------------------------------------------  ------------   --------------   --------------
---------------------------------------------------------------------------------------------------
Large-Cap Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    8.809        7.945             6.809
                                                     (b)    8.809        7.928             6.767
  Ending AUV.......................................  (a)    7.945        6.809             8.092
                                                     (b)    7.928        6.767             8.010
  Ending Number of AUs.............................  (a)   13,659      226,901           411,518
                                                     (b)    9,172       57,652           101,828
---------------------------------------------------------------------------------------------------
Large-Cap Composite (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    9.427        8.878             7.448
                                                     (b)    9.427        8.881             7.419
  Ending AUV.......................................  (a)    8.878        7.448             8.809
                                                     (b)    8.881        7.419             8.739
  Ending Number of AUs.............................  (a)    1,625       73,580           127,075
                                                     (b)    4,540       18,823            39,152
---------------------------------------------------------------------------------------------------
Large-Cap Value (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   11.667       11.035             9.202
                                                     (b)   11.667       10.998             9.134
  Ending AUV.......................................  (a)   11.035        9.202            11.350
                                                     (b)   10.998        9.134            11.221
  Ending Number of AUs.............................  (a)   11,012      234,656           424,460
                                                     (b)    7,302       56,584            99,957
---------------------------------------------------------------------------------------------------
Mid-Cap Growth (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   12.464       12.246            10.279
                                                     (b)   12.464       12.243            10.235
  Ending AUV.......................................  (a)   12.246       10.279            13.777
                                                     (b)   12.243       10.235            13.663
  Ending Number of AUs.............................  (a)    6,322      144,167           246,667
                                                     (b)    5,370       35,880            87,902
---------------------------------------------------------------------------------------------------
Mid-Cap Value (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   14.322       14.768            12.416
                                                     (b)   14.322       14.735            12.337
  Ending AUV.......................................  (a)   14.768       12.416            16.264
                                                     (b)   14.735       12.337            16.095
  Ending Number of AUs.............................  (a)    3,389      102,439           206,069
                                                     (b)    5,208       46,297            81,425
---------------------------------------------------------------------------------------------------
Small-Cap (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   10.301       10.507             8.121
                                                     (b)   10.301       10.477             8.065
  Ending AUV.......................................  (a)   10.507        8.121            10.409
                                                     (b)   10.477        8.065            10.296
  Ending Number of AUs.............................  (a)    5,767      150,877           285,099
                                                     (b)    5,097       43,578           112,078
---------------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Estate Advantage




         (b) With election of Estate Advantage

                                                     INCEPTION TO    FISCAL YEAR      FISCAL YEAR
                 SELECT PORTFOLIOS                     4/30/02      ENDING 4/30/03   ENDING 4/30/04
---------------------------------------------------  ------------   --------------   --------------
---------------------------------------------------------------------------------------------------
International Equity (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)    7.896        7.764             5.826
                                                     (b)    7.896        7.786             5.820
  Ending AUV.......................................  (a)    7.764        5.826             7.802
                                                     (b)    7.786        5.820             7.763
  Ending Number of AUs.............................  (a)    3,862      271,634           568,336
                                                     (b)      261       22,345            95,197
---------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   10.767       10.648            11.434
                                                     (b)   10.767       10.621            11.361
  Ending AUV.......................................  (a)   10.648       11.434            11.366
                                                     (b)   10.621       11.361            11.248
  Ending Number of AUs.............................  (a)    6,446      380,308           613,423
                                                     (b)    1,259      174,520           191,971
---------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 12/10/01)
  Beginning AUV....................................  (a)   10.855       10.856            10.758
                                                     (b)   10.855       10.829            10.690
  Ending AUV.......................................  (a)   10.856       10.758            10.609
                                                     (b)   10.829       10.690            10.500
  Ending Number of AUs.............................  (a)    1,727      285,550           214,224
                                                     (b)      456       55,443            95,446
---------------------------------------------------------------------------------------------------



         AUV-Accumulation Unit Value




         AU-Accumulation Units




         (a) Without election of Estate Advantage




         (b) With election of Estate Advantage

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

IF YOU PURCHASED YOUR CONTRACT ON OR ABOUT AUGUST 2, 2004, THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION ARE AS FOLLOWS:

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and any fees and charges applicable to those withdrawals.

The following details the death benefit options and Earnings Advantage benefit upon the Continuing Spouse's death.

The death benefit we will pay the Continuing Spouse's Beneficiary varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse on the Continuation Date.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

  1. STANDARD DEATH BENEFIT

If the original owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

      (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

      (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value.

  2. PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     c. Contract value on the seventh contract anniversary (based on the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

  3. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or on the date of death, the death benefit under both the Purchase Payment Accumulation and Maximum Anniversary options is equal to the contract value.

B.  THE EARNINGS ADVANTAGE BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The Earnings Advantage benefits may increase the death benefit amount. The Earnings Advantage is only available if the original owner elected Earnings Advantage, and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the

Continuation Date. The Earnings Advantage, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger and a Continuation Contribution is added, the table below shows the available Earnings Advantage benefit:

-------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE             MAXIMUM EARNINGS ADVANTAGE AMOUNT
-------------------------------------------------------------------------------------------
 Years 0-4               25% of Earnings      40% of Continuation Net Purchase Payments
-------------------------------------------------------------------------------------------
 Years 5-9               40% of Earnings      65% of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------
 Years 10+               50% of Earnings      75% of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between your 70th and 81st birthdays and a Continuation Contribution is added, table below shows the available Earnings Advantage benefit:

------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE            MAXIMUM EARNINGS ADVANTAGE AMOUNT
------------------------------------------------------------------------------------------
 All Contract Years      25% of Earnings     40% of Continuation Net Purchase Payments*
------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM EARNINGS ADVANTAGE PERCENTAGE CALCULATION.

If a Continuation Contribution is not added on the Continuation Date, the Continuing Spouse's age as of the original contract issue date is used to calculate the Earnings Advantage, if any.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where:

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage amount?
The Earnings Advantage is subject to a maximum dollar amount. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE DEATH BENEFITS ARE AS FOLLOWS:

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the

Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made we will pay the beneficiary the greater of:

  1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the earlier of age 75 or the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the earlier of age 75 or the date of death of the Continuing Spouse; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

  2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made, we will pay the beneficiary the greater of:

  1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

  2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Seasons Estate Advantage is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the applicable death benefit under Option 1 or 2.

OPTION 1 - 5% ACCUMULATION:

I. If the 5% Accumulation Option is selected and a Continuation Contribution was made the death benefit is the greater of:

  a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

  b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

  a. The contract value on the date we receive all required paperwork and satisfactory proof of Continuing Spouse's death; or

  b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE:

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greatest of:

  a.  Continuation Net Purchase Payments; or

  b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

  c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greatest of:

  a.  Net Purchase Payments; or

  b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

  c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage. However, the Continuing Spouse's beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the latest annuity date.

EARNINGS ADVANTAGE BENEFIT FOR SPOUSAL CONTINUATION:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Earnings Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE          MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
------------------------------------------------------------------------------------------
 Years 0-4               25% of earnings     25% of Continuation Net Purchase Payments
------------------------------------------------------------------------------------------
 Years 5-9               40% of earnings     40% of Continuation Net Purchase Payments*
------------------------------------------------------------------------------------------
 Years 10+               50% of earnings     50% of Continuation Net Purchase Payments*
------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least six full months at the time of your death to be included as part of continuation Net Purchase Payments for purposes of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

APPENDIX C - SEASONS INCOME REWARDS EXAMPLES
--------------------------------------------------------------------------------

The examples below describe how the Seasons Income Rewards benefit is calculated in different situations:

EXAMPLE 1 - CALCULATION OF BENEFIT

Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000).
Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE:

Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your SBB on the Benefit Availability Date equals your WBB. Therefore, the SBB also equals $90,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE BENEFIT
            AVAILABILITY DATE:

Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT
            AVAILABILITY DATE:

Assume you elect Seasons Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($5,000/$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

APPENDIX D - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------

Multi-year FAGPs subject to an MVA are only available if you purchased your contract prior to August 2, 2004.

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                   [(1+I/(1+J+L)] to the power of (N/12) - 1

where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

          (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

          (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

          (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

          (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is

                         = [(1+I/(1+J+0.005)] to the power of (N/12) - 1
                         = [(1.05)/(1.04+0.005)] to the power of (18/12) - 1
                         = (1.004785) to the power of (1.5) - 1
                         = 1.007186 - 1
                         = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is

                         = [(1+I/(1+J+0.005)] to the power of (N/12) - 1
                         = [(1.05)/(1.06+0.005)] to the power of (18/12) - 1
                         = (0.985915) to the power of (1.5) - 1
                         = 0.978948 - 1
                         = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                         = [(1+I)/(1+J+0.005)] to the power of (N/12) - 1
                         = [(1.05)/(1.04+0.005)] to the power of (18/12) - 1
                         = (1.004785) to the power of (1.5) - 1
                         = 1.007186 - 1
                         = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                         = [(1+I/(1+J+0.005)] to the power of (N/12) - 1
                         = [(1.05)/(1.06+0.005)] to the power of (18/12) - 1
                         = (0.985915) to the power of (1.5) - 1
                         = 0.978948 - 1
                         = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------

 Please forward a copy (without charge) to the Seasons Triple Elite Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed: ______________________________________

 Return to: AIG SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE

     WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS DATED MAY 3, 2004


--------------------------------------------------------------------------------

The following replaces the paragraph under the heading titled LEGAL PROCEEDINGS located in the OTHER INFORMATION section of the prospectus:

AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of AIG SunAmerica Life Assurance Company ("Depositor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts.


Date:  December 16, 2004


               Please keep this Supplement with your Prospectus.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
            WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS
                             (B-2729-PRO (R-07/04))
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

The following replaces "Can Diversified Strategies Income Rewards be cancelled?" subsection under the DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE located on page 6 of the attached Supplement in the prospectus:

Can Diversified Strategies Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

      1.    SBB is equal to zero; or

      2.    Annuitization of the contract; or

      3.    Full Surrender of the contract; or

      4.    Death benefit is paid; or

      5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

The following replaces OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION section under the heading titled ESTATE REWARDS DEATH BENEFIT(S) of the prospectus:

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

The death benefit is the greatest of:

1.    Contract value; or

2.    Net Purchase Payments; or

3. Maximum Anniversary Value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

Date:  November 19, 2004

               Please keep this Supplement with your Prospectus.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
            WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS
                             (B-2729-PRO (R-04/04))
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

Capital Protector fees, pages 7, 25, and 34 of the prospectus, are as follows:

  OPTIONAL CAPITAL PROTECTOR FEE

  CONTRACT YEAR         ANNUALIZED FEE
  -------------         --------------
   0-5......................0.65%
   6-10.....................0.45%
   11+......................none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.




Date: June 2, 2004

                Please keep this Supplement with your Prospectus.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
            WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY PROSPECTUS
                             (B-2729-PRO (R-04/04))
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

The following language is added as the second sentence of the paragraph under the section entitled DOLLAR COST AVERAGING FIXED ACCOUNTS ("DCAFA"):

The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your instructions to us or your current allocation on file.

The following language is added at the end of the second paragraph under the section entitled DOLLAR COST AVERAGING PROGRAM:

The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation on file.

The following replaces the sub-section titled DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE located in the OPTIONAL LIVING BENEFITS section of the prospectus:

DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE

What is Diversified Strategies Income Rewards?

Diversified Strategies Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Diversified Strategies Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be cancelled. The Diversified Strategies Income Rewards has rules and restrictions that are discussed more fully below.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.

         Time Elapsed Since                  Percentage of Eligible
       Benefit Effective Date                  Purchase Payments
       ----------------------                  -----------------
0-90 Days                                             100%
91 Days +                                             0%

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). THE WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage of the WBB on the Benefit Availability Date. For contracts issued on or after May 19, 2004, you will not receive a Step-Up Amount if you make any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Diversified Strategies Income Rewards options we are offering as applicable on the Benefit Availability Date:

           BENEFIT AVAILABILITY DATE        STEP-UP     MAWA     MWP* (IF
                                            AMOUNT*  PERCENTAGE  MAWA TAKEN
                                                                 EACH YEAR)
--------   -------------------------        -------  ----------  ----------
Option 1   3 years following Benefit         10% of    10% of     11 years
           Effective Date                     WBB        WBB

Option 2   5 years following Benefit         20% of    10% of     12 years
           Effective Date                     WBB        WBB

*You will not receive a Step-Up Amount if you take a withdrawal prior to the Benefit Availability Date. The MWP will be 10 years if you do not receive a Step-Up Amount.

EXAMPLE 1:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date.

Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Diversified Strategies Income Rewards?

The annualized Diversified Strategies Income Rewards fee will be assessed against the WBB and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

       TIME ELAPSED SINCE THE                    ANNUALIZED FEE
       BENEFIT EFFECTIVE DATE
       ----------------------                    --------------
0-7 years                                         0.65% of WBB
8+ years                                          0.45% of WBB

What is the effect of withdrawals on Diversified Strategies Income Rewards?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Diversified Strategies Income Rewards through the calculations below:

      CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

      WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal and eliminate any Step-Up Amount.

Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up Amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows:
If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or (b), where:

      a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

      b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

      SBB: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount, the SBB will be equal to the WBB if you take withdrawals prior to the Benefit Availability Date.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

      a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

      b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

      MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year.

If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

      MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal $100,000 ((10% X 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your SBB on the Benefit Availability Date equals your WBB. Therefore, the SBB also equals $90,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE BENEFIT AVAILABILITY DATE:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT AVAILABILITY DATE:

Assume you elect Diversified Strategies Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Diversified Strategies Income Rewards feature. While a benefit is payable under Diversified Strategies Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Diversified Strategies Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments.

Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Diversified Strategies Income Rewards benefit, you may select one of the following options:

      a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

      b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

      c. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Diversified Strategies Income Rewards upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Diversified Strategies Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Diversified Strategies Income Rewards upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Diversified Strategies Income Rewards be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

      1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

      2. SBB is equal to zero; or

      3. Annuitization of the contract; or

      4. Full Surrender of the contract; or

      5. Death benefit is paid; or

      6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Diversified Strategies Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Diversified Strategies Income Rewards does not guarantee a withdrawal of those subsequent Purchase Payments. You may never need to rely on Diversified Strategies Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to take withdrawals or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Diversified Strategies Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Diversified Strategies Income Rewards cannot be elected if you elect the Capital Protector or Income Protector features. We reserve the right to limit the maximum WBB to $1 million. Diversified Strategies Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Diversified Strategies Income Rewards. We reserve the right to modify, suspend or terminate Diversified Strategies Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

The following replaces the paragraph under the heading titled LEGAL PROCEEDINGS located in the OTHER INFORMATION section of the prospectus:

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets nor are they material with respect to the Separate Account, with the exception of a purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

Date:  May 19, 2004



                Please keep this Supplement with your Prospectus.

                           [WM DIVERSIFIED III LOGO]

                                   PROSPECTUS
                                  May 3, 2004

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                           VARIABLE SEPARATE ACCOUNT
                                      and
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

The annuity contract has several investment choices - available fixed-interest investment options which offer interest rates guaranteed by AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") for different periods of time and variable investment portfolios. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").

                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FLEXIBLE INCOME PORTFOLIO                           WM ADVISORS, INC.                               WMVT
CONSERVATIVE BALANCED PORTFOLIO                     WM ADVISORS, INC.                               WMVT
BALANCED PORTFOLIO                                  WM ADVISORS, INC.                               WMVT
CONSERVATIVE GROWTH PORTFOLIO                       WM ADVISORS, INC.                               WMVT
STRATEGIC GROWTH PORTFOLIO                          WM ADVISORS, INC.                               WMVT

                                  EQUITY FUNDS

TECHNOLOGY PORTFOLIO                                    VAN KAMPEN                                  SAST
GLOBAL EQUITIES PORTFOLIO                   ALLIANCE CAPITAL MANAGEMENT, L.P.                       SAST
REIT FUND                                           WM ADVISORS, INC.                               WMVT
EQUITY INCOME FUND                                  WM ADVISORS, INC.                               WMVT
GROWTH & INCOME FUND                                WM ADVISORS, INC.                               WMVT
WEST COAST EQUITY FUND                              WM ADVISORS, INC.                               WMVT
MID CAP STOCK FUND                                  WM ADVISORS, INC.                               WMVT
GROWTH FUND                                COLUMBIA MANAGEMENT ADVISORS, INC.,                      WMVT
                                            JANUS CAPITAL MANAGEMENT LLC, AND
                                                  OPPENHEIMERFUNDS, INC.
SMALL CAP GROWTH FUND                               WM ADVISORS, INC.                               WMVT
INTERNATIONAL GROWTH FUND                     CAPITAL GUARDIAN TRUST COMPANY                        WMVT
MFS MID-CAP GROWTH PORTFOLIO             MASSACHUSETTS FINANCIAL SERVICES COMPANY                   SAST
CAPITAL APPRECIATION PORTFOLIO              WELLINGTON MANAGEMENT COMPANY, LLP                      AST
ALLIANCE GROWTH PORTFOLIO                    ALLIANCE CAPITAL MANAGEMENT L.P.                       SAST
VAN KAMPEN LIT COMSTOCK PORTFOLIO         VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                    VKT

                               FIXED-INCOME FUNDS

SHORT TERM INCOME FUND                              WM ADVISORS, INC.                               WMVT
U.S. GOVERNMENT SECURITIES FUND                     WM ADVISORS, INC.                               WMVT
INCOME FUND                                         WM ADVISORS, INC.                               WMVT
MONEY MARKET FUND                                   WM ADVISORS, INC.                               WMVT

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the WM Diversified Strategies(III) Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 36 of this prospectus. For a free copy of the SAI, call us at 1-877-311-WMVA (9682) or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

AIG SunAmerica Life's Annual Report on Form 10-K for the year ended December 31, 2003, is incorporated herein by reference.

All documents or reports filed by AIG SunAmerica Life under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

AIG SunAmerica Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342, File No. 033-47472.

AIG SunAmerica Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, AIG SunAmerica Life and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http:// www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life.

AIG SunAmerica Life will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to AIG SunAmerica Life's Annuity Service Center, as follows:

      AIG SunAmerica Life Assurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to AIG SunAmerica Life's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for AIG SunAmerica Life's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of AIG SunAmerica Life in connection with the securities registered under this prospectus, AIG SunAmerica Life will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. AIG SunAmerica Life will be governed by final judgment of the issue. However, if in the opinion of AIG SunAmerica Life's counsel this issue has been determined by controlling precedent, AIG SunAmerica Life will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    5
HIGHLIGHTS..................................................    6
FEE TABLES..................................................    7
   Owner Transaction Expenses...............................    7
   Annual Separate Account Expenses.........................    7
   The Optional Estate Rewards Death Benefit Fee............    7
   The Optional Earnings Advantage Fee......................    7
   The Optional Income Protector Fee........................    7
   Portfolio Expenses.......................................    7
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................    8
THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY.........    9
PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE
 ANNUITY....................................................   10
   Allocation of Purchase Payments..........................   10
   Accumulation Units.......................................   11
   Free Look................................................   11
   Exchange Offers..........................................   11
INVESTMENT OPTIONS..........................................   12
   Variable Portfolios......................................   12
   Anchor Series Trust......................................   12
   SunAmerica Series Trust..................................   12
   Van Kampen Life Investment Trust.........................   12
   WM Variable Trust........................................   13
   Fixed Investment Options.................................   13
   Transfers During the Accumulation Phase..................   14
   Dollar Cost Averaging....................................   15
   Asset Allocation Rebalancing Program.....................   16
   Voting Rights............................................   16
   Substitution.............................................   16
ACCESS TO YOUR MONEY........................................   17
   Free Withdrawal Provision................................   17
   Systematic Withdrawal Program............................   18
   Minimum Contract Value...................................   19
   Qualified Contract Owners................................   19
OPTIONAL LIVING BENEFITS....................................   19
   Diversified Strategies Income Rewards Feature............   19
   Capital Protector Feature................................   23
   Income Protector Feature.................................   25
DEATH BENEFIT...............................................   28
   Standard Death Benefit...................................   29
   Estate Rewards Death Benefit(s)..........................   29
   Earnings Advantage.......................................   30
   Spousal Continuation.....................................   31
EXPENSES....................................................   32
   Separate Account Charges.................................   32
   Withdrawal Charges.......................................   33
   Investment Charges.......................................   33
   Contract Maintenance Fee.................................   33
   Transfer Fee.............................................   33
   Optional Death Benefit Fees..............................   34
   Optional Income Protector Fee............................   34
   Premium Tax..............................................   34
   Income Taxes.............................................   34
   Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   34
INCOME OPTIONS..............................................   35
   Annuity Date.............................................   35
   Income Options...........................................   35
   Allocation of Annuity Payments...........................   36
   Transfers During the Income Phase........................   37
   Deferment of Payments....................................   37
TAXES.......................................................   37
   Annuity Contracts in General.............................   37
   Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   37
   Tax Treatment of Distributions--Qualified Contracts......   38
   Minimum Distributions....................................   38
   Tax Treatment of Death Benefits..........................   39
   Contracts Owned by a Trust or Corporation................   39
   Gifts, Pledges and/or Assignments of a Contract..........   40
   Diversification and Investor Control.....................   40
PERFORMANCE.................................................   40
OTHER INFORMATION...........................................   40
   AIG SunAmerica Life......................................   40
   The Separate Account.....................................   41
   The General Account......................................   41
   Payment in Connection with Distribution of the
     Contract...............................................   41
   Administration...........................................   42
   Legal Proceedings........................................   42
   Ownership................................................   42
   Independent Accountants..................................   42
   Registration Statement...................................   43
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   43

APPENDIX A--MARKET VALUE ADJUSTMENT.........................  A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  B-1
APPENDIX C--HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE
 INCOME PROTECTOR PROGRAM...................................  C-1
APPENDIX D--EXCHANGE OFFER..................................  D-1
APPENDIX E--CONDENSED FINANCIAL INFORMATION.................  E-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"), AIG SunAmerica Life, we, us, or our, the insurer that issues this contract. Only "AIG SunAmerica Life" is a capitalized term in this prospectus.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

LATEST ANNUITY DATE--Your 95th birthday or your tenth contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

VARIABLE PORTFOLIOS--A sub-account of Variable Separate Account which provides for the variable investment options available under the contract. Each has a distinct investment objective and is invested in the underlying investment portfolios of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust or the WM Variable Trust as applicable. The underlying investment portfolios may be referred to as "Underlying Funds."

         AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY
           PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH
         PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT
         DIFFERENT FEES, CHARGES, AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET
        YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE
        FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST
         APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT
                                 SAVINGS GOALS.

HIGHLIGHTS

The WM Diversified Strategies(III) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company (AIG SunAmerica Life). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY below.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY and EXPENSES below.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES below.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Optional enhanced death benefits are also available. Please see DEATH BENEFITS below.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS below.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: 1 (877) 311-WMVA
(9682).

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................   7%

Transfer Fee......................
                   No charge for first 15 transfers each contract year;
                    thereafter, fee is $25 ($10 in Pennsylvania and Texas) per transfer.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE UNDERLYING FUND FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE CHARGE

$35 each year ($30 in North Dakota) (waived for contracts over $50,000)

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

Mortality Risk Charge..............................  1.05%
Expense Risk Charge................................  0.35%
Distribution Expense Charge........................  0.15%
Optional Estate Rewards Fee(2).....................  0.15%
Optional Earnings Advantage Fee(2).................  0.25%
  TOTAL SEPARATE ACCOUNT
    ANNUAL EXPENSES................................  1.95%
                                                     ====

ADDITIONAL OPTIONAL FEATURE FEE

You may elect only one of the following optional features: Diversified Strategies Income Rewards, Income Protector, or Capital Protector, described below.

OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE

                                                      ANNUALIZED
CONTRACT YEAR                                           FEE(3)
-------------                                       --------------
0-7...............................................       0.65%
8+................................................       0.45%

OPTIONAL CAPITAL PROTECTOR FEE

                                                      ANNUALIZED
CONTRACT YEAR                                           FEE(4)
-------------                                       --------------
0-7...............................................       0.50%
8-10..............................................       0.25%
11+...............................................       none

OPTIONAL INCOME PROTECTOR FEE

Annual Fee(5).....................................       0.10%

FOOTNOTES TO FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment)

YEARS:......................................................   1     2     3    4+
                                                               7%    6%    6%    0%

(2) Estate Rewards, an enhanced death benefit feature, is optional. It offers a choice of one of two optional enhanced death benefits. Earnings Advantage is also an optional enhanced death benefit feature. If elected, the fee for each chosen feature is an annualized charge that is deducted daily from your net asset value. If you do not elect either enhanced death benefit option, your total separate account annual expenses would be 1.55%.

(3) The Diversified Strategies Income Rewards feature is optional and if elected, the fee is calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

(4) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

(5) The Income Protector feature is optional and if elected, the fee is a percentage of your Income Benefit Base. The Income Benefit Base, described more fully in the prospectus, is generally calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding Purchase Payments made since the prior contract anniversary, less proportionate withdrawals, and fees and charges applicable to those withdrawals.

THE FOLLOWING SHOWS THE TOTAL MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

TOTAL ANNUAL UNDERLYING FUND EXPENSES                         MINIMUM   MAXIMUM
-------------------------------------                         -------   -------
(expenses that are deducted from Underlying Funds of the
  Trusts, including management fees, other expenses and
  service (12b-1) fees, if applicable)......................   0.81%     1.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Example assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT EXPENSES OF 1.95% AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.64%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Estate Plus (0.40%) and the optional Diversified Strategies Income Rewards, 0.65% for years 0-7, 0.45% for years 8-10:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,131   $1,901    $2,183     $4,386
-------------------------------------
-------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $322     $983     $1,669     $3,494
-------------------------------------
-------------------------------------

(3) If you do not surrender your contract and you elect the optional Estate Plus (0.40%) and the optional Diversified Strategies Income Rewards, 0.65% for years 0-7, 0.45% for years 8-10:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $431    $1,301    $2,183     $4,386
-------------------------------------
-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT EXPENSES OF 1.55% AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 0.81%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $944    $1,351    $1,285     $2,746
-------------------------------------
-------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $239     $736     $1,260     $2,696
-------------------------------------
-------------------------------------

(3) If you do not surrender your contract and do not elect any optional benefits or features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $244     $751     $1,285     $2,746
-------------------------------------
-------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the maintenance charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.
2. The Examples assume that no transfer fees were imposed. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Income Protector or the Capital Protector program, your expenses would be lower than those shown in these tables. The fee for the Diversified Strategies Income Rewards, Capital Protector or Income Protector feature is not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.
3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------
An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolio(s) in which you invest.

Fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life.

For more information on the Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.

AIG SunAmerica Life issues the WM Diversified Strategies(III) Variable Annuity. When you purchase a WM Diversified Strategies(III) Variable Annuity, a contract exists between you and AIG SunAmerica Life. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. WM Diversified Strategies(III) Variable Annuity may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your financial advisor prior to purchase.

PURCHASING A WM DIVERSIFIED STRATEGIES(III)
VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                  $ 2,000              $250                  $100
Non-Qualified              $10,000              $500                  $100

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the company prior to purchasing the contract. We reserve the right to change the amount at which pre-approval is required at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

In addition, we may not issue a contract to anyone age 86 or older (unless state law requires otherwise). In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued in contingent upon prior review and approval by the Company. If we discover a misstatement of age with respect to the contract issue age and any age-driven features in the contract, we reserve the right to fully pursue our remedies, including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the SAI for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and/or Variable Portfolio(s) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to the last future payment allocation instructions provided by you. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolio(s) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1:00 p.m. Pacific Time ("PT") and on the next day's unit value if we receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular Variable Portfolio;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3.  dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Alliance Growth Portfolio. We determine that the value of an Accumulation Unit for the Alliance Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Alliance Growth Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. If you decide to cancel your contract during the free look period, generally, we will refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than your original investment.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Money Market investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

EXCHANGE OFFER FROM WM ADVANTAGE VARIABLE ANNUITY ISSUED BY AMERICAN GENERAL LIFE INSURANCE COMPANY TO WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY

Certain owners of the WM Advantage variable annuity issued by AIG SunAmerica Life's affiliate American General Life Insurance Company ("Advantage Contract") may have the opportunity to exchange the Advantage Contract for a newer variable annuity issued by AIG SunAmerica Life Assurance Company. The newer annuity being offered in this Exchange Offer is the WM Diversified Strategies(III) variable annuity, described in this prospectus; however, all Variable Portfolios may not be available for exchanged assets.

This Exchange Offer is only made to Advantage Contract owners whose Advantage Contracts are completely out of the surrender charge period at the time of the exchange. Upon purchasing the WM Diversified Strategies(III) contract in exchange for the Advantage Contract, surrender charges will not apply to the exchanged values in the new contract and will be waived on new Purchase Payments made into the WM Diversified Strategies(III) variable annuity. We will pay lower compensation to financial representatives on sales of WM Diversified Strategies(III) that are part of this Exchange Offer. For a comparison of the features and benefits of the Advantage Contract to the WM Diversified Strategies(III) contract, please see Appendix D.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similar to a mutual fund but are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trusts' adviser monitors the Trust for potential conflicts.

ANCHOR SERIES TRUST (CLASS 2)

Wellington Management Company, LLP serves as subadviser to the AST Portfolio. AST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.

SUNAMERICA SERIES TRUST (CLASS 2)

Various subadvisers provide investment advice for the SAST Portfolios. SAST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)

Van Kampen Asset Management Inc. provides investment advice for the VKT portfolios. VKT contains investments portfolios in addition to the one listed here which are not available for investment under this contract.

WM VARIABLE TRUST (CLASS 2)

WM Advisors, Inc. serves as adviser for the WMVT Funds and also hires subadvisers to manage the day-to-day operations of certain investment options.

The Variable Portfolios along with their respective subadvisers are listed below:

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
Flexible Income Portfolio                WM Advisors, Inc.                        WMVT
Conservative Balanced Portfolio          WM Advisors, Inc.                        WMVT
Balanced Portfolio                       WM Advisors, Inc.                        WMVT
Conservative Growth Portfolio            WM Advisors, Inc.                        WMVT
Strategic Growth Portfolio               WM Advisors, Inc.                        WMVT

EQUITY FUNDS
Technology Portfolio                     Van Kampen                               SAST
Global Equities Portfolio                Alliance Capital Management, L.P.        SAST
REIT Fund                                WM Advisors, Inc.                        WMVT
Equity Income Fund                       WM Advisors, Inc.                        WMVT
Growth & Income Fund                     WM Advisors, Inc.                        WMVT
West Coast Equity Fund                   WM Advisors, Inc.                        WMVT
Mid Cap Stock Fund                       WM Advisors, Inc.                        WMVT
Growth Fund                              Columbia Management Advisors, Inc.,      WMVT
                                         Janus Capital Management LLC, and
                                         OppenheimerFunds, Inc.
Small Cap Growth Fund                    WM Advisors, Inc.                        WMVT
International Growth Fund                Capital Guardian Trust Company           WMVT
MFS Mid-Cap Growth Portfolio             Massachusetts Financial Services Company SAST
Capital Appreciation Portfolio           Wellington Management Company, LLP       AST
Alliance Growth Portfolio                Alliance Capital Management L.P.         SAST
Van Kampen LIT Comstock Portfolio*       Van Kampen/Van Kampen Asset Management   VKT

FIXED-INCOME FUNDS
Short Term Income Fund                   WM Advisors, Inc.                        WMVT
U.S. Government Securities Fund          WM Advisors, Inc.                        WMVT
Income Fund                              WM Advisors, Inc.                        WMVT
Money Market Fund                        WM Advisors, Inc.                        WMVT

---------------
* An equity fund seeking capital growth and income.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED INVESTMENT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial advisor to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

  DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the close of the NYSE, generally at 4:00 p.m. Eastern Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

- the number of transfers made in a defined period;

- the dollar amount of the transfer;

- the total assets of the Variable Portfolio involved in the transfer;

- the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

- whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per year.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, see "Income Options" below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. You may also systematically transfer the interest earned in the 1-year fixed account to any of the Variable Portfolios. Transfers occur on certain periodic schedules, such as monthly or weekly, and do not count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We may also offer DCAFAs exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payment into a DCAFA, we transfer all your money allocated to that account into the Variable Portfolio(s) over the selected period. You cannot change the option once selected.

We determine the amount of the transfers from the DCAFAs based on the total amount of money allocated to the account. For example, if you allocate $1,000 to the 1-year DCAFA, we completely transfer all of your money to the selected investment options over a period of ten months, so that each payment complies with the $100 per transfer minimum.

You may terminate a DCA program at any time. Upon termination of the DCA program, if money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each month from the Money Market Fund to the Alliance Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

     MONTH    ACCUMULATION UNIT   UNITS PURCHASED
     -----    -----------------   ---------------
       1           $ 7.50               100
       2           $ 5.00               150
       3           $10.00                75
       4           $ 7.50               100
       5           $ 5.00               150
       6           $ 7.50               100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic Asset Allocation Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

AIG SunAmerica Life is the legal owner of shares of the Trusts. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000 ($950 in Oregon). We require that the value left in any Variable Portfolio or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment option(s) in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

- Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

- Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no election of Estate Rewards, Earnings Advantage or Income Protection options selected and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:

A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (6%)[B x C=$6,000]
D=Your full surrender value ($84,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. In the State of Oregon, the minimum withdrawal amount is $250 per withdrawal or the penalty free withdrawal amount. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

DIVERSIFIED STRATEGIES INCOME REWARDS FEATURE

What is Diversified Strategies Income Rewards?
Diversified Strategies Income Rewards is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Diversified Strategies Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?
You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your BENEFIT EFFECTIVE DATE. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the BENEFIT AVAILABILITY DATE. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be canceled. The Diversified Strategies Income Rewards has rules and restrictions that are discussed more fully below.

How is the benefit calculated?
There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the ELIGIBLE PURCHASE PAYMENTS according to the table below.

--------------------------------------------------------------------------------------------------------
                  TIME ELAPSED SINCE
                BENEFIT EFFECTIVE DATE                  PERCENTAGE OF ELIGIBLE PURCHASE PAYMENTS
--------------------------------------------------------------------------------------------------------
    0-90 Days                                        100%
--------------------------------------------------------------------------------------------------------
    91 Days+                                         0%
--------------------------------------------------------------------------------------------------------

Second, we determine the WITHDRAWAL BENEFIT BASE ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the

Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a STEP UP AMOUNT which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Diversified Strategies Income Rewards options we are offering as applicable on the Benefit Availability Date:

--------------------------------------------------------------------------------------------------
                                                                                    MWP (IF MAWA
                                                         STEP-UP        MAWA         TAKEN EACH
                    BENEFIT AVAILABILITY DATE             AMOUNT     PERCENTAGE        YEAR)
--------------------------------------------------------------------------------------------------
 Option 1  3 years following Benefit Effective Date     10% of WBB   10% of WBB   11 years
--------------------------------------------------------------------------------------------------
 Option 2  5 Years following Benefit Effective Date     20% of WBB   10% of WBB   12 years
--------------------------------------------------------------------------------------------------

      EXAMPLE 1:

     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Diversified Strategies Income Rewards?
The annualized Diversified Strategies Income Rewards fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed.

---------------------------------------------------------------------------------------------------
 TIME ELAPSED SINCE THE BENEFIT EFFECTIVE DATE                      ANNUALIZED FEE
---------------------------------------------------------------------------------------------------
 0-7 years                                         0.65% of WBB
---------------------------------------------------------------------------------------------------
 8+ years                                          0.45% of WBB
---------------------------------------------------------------------------------------------------

What is the effect of withdrawals on Diversified Strategies Income Rewards?
The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Diversified Strategies Income Rewards through the calculations below:

     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

     WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.

     Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
     (b), where:

        a.is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b.is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

        a.is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b.is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

     MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

     MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

     During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

      EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE

     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 -- (10% X 100,000) = $90,000). Your SBB on the
     Benefit Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% X $90,000 = $18,000). The SBB equals $108,000. Your
     MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).

      EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAWA AFTER THE
                  BENEFIT AVAILABILITY DATE

     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

      EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAWA AFTER THE BENEFIT
                  AVAILABILITY DATE

     Assume you elect Diversified Strategies Income Rewards option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB
     ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?
If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Diversified Strategies Income Rewards feature. While a benefit is payable under Diversified Strategies Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Diversified Strategies Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Diversified Strategies Income Rewards benefit, you may select one of the following options:

     a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

     b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

     c. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Diversified Strategies Income Rewards upon a spousal continuation?
A spousal beneficiary of the original owner may elect to continue or cancel Diversified Strategies Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See Spousal Continuation below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Diversified Strategies Income Rewards upon my death?
If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Diversified Strategies Income Rewards be canceled?
Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

2. SBB is equal to zero; or

3. Annuitization of the contract; or

4. Full Surrender of the contract; or

5. Death benefit is paid; or

6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information
The Diversified Strategies Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Diversified Strategies Income Rewards does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Diversified Strategies Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Diversified Strategies Income Rewards. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Diversified Strategies Income Rewards cannot be elected if you elect the Capital Protector feature. We reserve the right to limit the maximum WBB to $1 million.

Diversified Strategies Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Diversified Strategies Income Rewards. WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE DIVERSIFIED STRATEGIES INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

CAPITAL PROTECTOR FEATURE

What is Capital Protector?
The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How can I elect the feature?
You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect Polaris Income Reward. See Diversified Strategies Income Rewards above.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?
Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?
The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                       PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE             INCLUDED IN THE
EFFECTIVE DATE      CAPITAL PROTECTOR BENEFIT CALCULATION
------------------  -------------------------------------
  0-90 days                          100%
  91+ days                             0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Polaris Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?
Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

CONTRACT YEAR            ANNUALIZED FEE*
-------------            ---------------
  0-7                         0.60%
  8-10                        0.20%
  11+                          none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What happens to Capital Protector upon a Spousal Continuation?
If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See Spousal Continuation below.

Important Information
The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

INCOME PROTECTOR FEATURE

You may elect to enroll in the Income Protector Program. The Income Protector Program offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to switch to the Income Phase. Income Protector should be regarded only as a "safety net." If you elect the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

The minimum level of Income Protector benefit available is generally based upon your Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income. We charge a fee for the Income Protector benefit. The amount of the fee and levels of income protection available to you are described below. This feature may not be available in your state. Once you have made an Income Protector election it cannot be changed or terminated. Check with your financial advisor regarding availability.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

If you elect the Income Protector Program, we base the amount of minimum retirement income available to you upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. If elected, your participation becomes effective on the date of issue of the contract.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value. Your Income Benefit Base may accumulate at the elected growth rate, if available, from the date your election becomes effective through your Income Benefit Date.

Any applicable growth rate will reduce to 0% on the anniversary immediately after the annuitant's 90th birthday.

LEVEL OF PROTECTION

If you decide that you want the protection offered by the Income Protector Program, you must elect the Income Protector by completing the Income Protector Election form available through our Annuity Service Center. You must elect the Income Protector feature at the time your contract is issued. You may only elect one of the offered alternatives, if more than one is available, and you can never change your election once made.

Your Income Benefit Base will begin accumulating at the applicable growth rate on the contract anniversary following our receipt of your completed election form. In order to obtain the benefit of the Income Protector you may not begin the income Phase for at least ten years following your election. You may not elect the Income Protector Program if the required waiting period before beginning the income phase would occur later than your latest Annuity Date.

The Income Protector option(s) currently available under this contract are:

                                                             FEE AS A % OF YOUR INCOME     WAITING PERIOD BEFORE THE
           OPTION                     GROWTH RATE                   BENEFIT BASE                  INCOME PHASE
----------------------------  ----------------------------  ----------------------------  ----------------------------
     Income Protector Base                 0%                          0.10%                        10 years

ELECTING TO RECEIVE INCOME

You may elect to begin the Income Phase of your contract using the Income Protector Program only within the 30 days after the 10th or later contract anniversary following the effective date of your Income Protector participation.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we charge an annual fee, as follows:

           OPTION             FEE AS A % OF YOUR INCOME BENEFIT BASE
----------------------------  ---------------------------------------
Income Protector Base         0.10%

We deduct the annual fee from your actual Contract Value. We begin deducting the annual fee on your first contract anniversary.

Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs. We will not assess the annual fee if you surrender or annuitize before the next contract anniversary.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

You may wish to consult your tax advisor for information concerning your particular circumstances.

The Income Protector program may not be available in all states. Check with your financial advisor for availability in your state.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR PROGRAM AT ANY TIME.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you are in the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS BELOW.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

If the Beneficiary is the spouse of the deceased owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION BELOW. If the Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. PLEASE SEE INCOME OPTIONS BELOW. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. Under the Extended Legacy program, a Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount by which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract as detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

For information regarding how these payments are treated for tax purposes, consult your tax advisor regarding your particular circumstances.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, an optional enhanced death benefit called "Estate Rewards" which offers you the selection of one of two options. If you choose the Estate Rewards death benefit, you may also elect, for an additional fee, the Earnings Advantage feature. Your death benefit elections must be made at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

ESTATE REWARDS DEATH BENEFIT(S)

For an additional fee, you may elect one of the Estate Rewards death benefits which can provide greater protection for your beneficiaries. You must choose between Option 1 and Option 2 at the time you purchase your contract and you cannot change your election at any time. The Estate Rewards death benefit is not available if you are age 81 or older at the time of contract issue. The fee for Estate Rewards death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - 5% ACCUMULATION OPTION --

  THE DEATH BENEFIT IS THE GREATER OF:

     a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
     b. Net Purchase Payments compounded to the earlier of your 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

         If you die after your latest Annuity Date and you selected the 5% Accumulation Option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Estate Rewards. This option may not be available in your state. Check with your financial representative regarding availability.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION --

  THE DEATH BENEFIT IS THE GREATEST OF:

     a.  Net Purchase Payments; or
     b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
     c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

         If the Maximum Anniversary Value option was elected and you or the Continuing Spouse live to be age 90 or older, the death benefit will be the contract value because the Maximum Anniversary Value option ends at age 90. However, if you selected the Earnings Advantage benefit and death occurs after age 90 but before the latest annuity date at age 95, your beneficiary or Continuing Spouse will benefit from the Earnings Advantage.

EARNINGS ADVANTAGE

The Earnings Advantage benefit may increase the Estate Rewards death benefit amount. In order to elect Earnings Advantage, you must also elect Estate Rewards described above. The Earnings Advantage is available for an additional charge of 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios. You are not required to elect the Earnings Advantage feature if you select Estate Rewards, but once elected, generally, it cannot be terminated. Further, if you elect both Estate Rewards and Earnings Advantage the combined charge will be 0.40% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

With the Earnings Advantage benefit, if you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Amount), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage Amount, as set forth below:

------------------------------------------------------------------------------------------------------------------
                                          EARNINGS ADVANTAGE                             MAXIMUM
     CONTACT YEAR OF DEATH                    PERCENTAGE                        EARNINGS ADVANTAGE AMOUNT
------------------------------------------------------------------------------------------------------------------
  Years 0 - 4                               25% of Earnings                   25% of Net Purchase Payments*
------------------------------------------------------------------------------------------------------------------
  Years 5 - 9                               40% of Earnings                   40% of Net Purchase Payments*
------------------------------------------------------------------------------------------------------------------
  Years 10+                                 50% of Earnings                   50% of Net Purchase Payments*
------------------------------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of the Net Purchase Payments for the purpose of the Maximum Earnings Advantage Amount calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage benefit is subject to a maximum dollar amount. The Maximum Earnings Advantage Amount is equal to a percentage of your Net Purchase Payments.

Earning Advantage is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from Earnings Advantage if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The Earnings Advantage benefit is not payable after the latest Annuity Date. SEE INCOME OPTIONS BELOW.

Earnings Advantage may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

In the state of Washington only the Maximum Anniversary Value component of the Estate Rewards death benefit is available. Neither the Purchase Payment Accumulation nor the Earnings Advantage is available in Washington. The fee charged for the Maximum Anniversary Value option in Washington is 0.15% of the average daily ending value of the assets allocated to the Variable Portfolios.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). If a Continuation Contribution is added to the contract value, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B. To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed account they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Estate Rewards and the available death benefit will be the Standard Death Benefit. The Continuing Spouse cannot elect to continue Earnings Advantage without also continuing the Estate Rewards. If a Continuing Spouse is age 81 or older on the Continuation Date, then the death benefit will be the contract value. We will terminate Estate Rewards if the Continuing Spouse is 81 or older on the Continuation Date. If Estate Rewards is continued and the Continuing Spouse dies after the latest Annuity Date, and the 5% Accumulation option was selected, the death benefit will be the Standard Death Benefit. If the Maximum Anniversary value option was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. However, if death occurs before the latest annuity date, the Continuing Spouse will still benefit from the Earnings Advantage.

Generally, the age of the Continuing Spouse on the Continuation Date (if any Continuation Contribution has been made) and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits. SEE APPENDIX B FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

The Company deducts separate account expenses in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows (may be lower in some states):

      YEAR              1         2         3         4
-----------------      ----      ----      ----      ----
Withdrawal Charge       7%        6%        6%        0%

After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES BELOW.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the Underlying Funds for each Trust for the advisory and other expenses of the Funds.

12b-1 Fees

Shares of certain Trusts may be subject to fees imposed under a servicing plan adopted by that Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940. The 0.15% service fee for the Anchor and SunAmerica Series Trust portfolios and 0.25% for the Van Kampen Life Investment Trust and WM Variable Trust portfolios is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. SEE FEE TABLE ABOVE.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Texas and Washington a contract maintenance fee will be deducted pro-rata from the Variable Portfolio(s) in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

Generally, we currently allow 15 free transfers per contract year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year.

OPTIONAL DEATH BENEFIT FEES

Please see Optional Death Benefits above for additional information regarding the Estate Rewards and Earnings Advantage fee.

OPTIONAL DIVERSIFIED STRATEGIES INCOME REWARDS FEE

The annualized Diversified Strategies Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

CONTRACT YEAR   ANNUALIZED FEE
-------------   --------------
     0-7            0.65%
      8+            0.45%

OPTIONAL CAPITAL PROTECTOR FEE

The fee for the Capital Protector feature is as follows:

CONTRACT YEAR   ANNUALIZED FEE
-------------   --------------
     0-7            0.50%
    8-10            0.25%
     11+             none

The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.

OPTIONAL INCOME PROTECTOR FEE

The annual fee for the Income Protector feature is 0.10% of your Income Benefit Base.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract, ranging from 0% to 3.5%. Currently we deduct the charge for premium taxes from your contract when applicable, such as when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity
Date). Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD
CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing. See the INCOME PROTECTOR section below for specifics relative to taking income under that feature.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, AIG SunAmerica Life guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

     - for life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

     - the value of your contract in the Variable Portfolio(s) on the Annuity Date;

     - the 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract; and;

     - the performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
--------------------------------------------------------------------------------

We advertise the Money Market Fund's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the Variable Portfolios were first added to the Separate Account, we derive the figures from the performance of the corresponding Underlying Funds for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolios were in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE ASSURANCE COMPANY ("AIG SUNAMERICA LIFE")

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

AIG SunAmerica Life originally established a separate account, Variable Separate Account (the "Separate Account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 6% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with Us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See Expenses, above.

WM Funds Distributor, 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, distributes the contracts. WM Funds Distributor is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-877-311-WMVA (9682), if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The WM Diversified Strategies(III) Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

INDEPENDENT ACCOUNTANTS

The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and audited financial statements of Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

Separate Account............................................    2
General Account.............................................    2
Performance Data............................................    3
Income Payments.............................................    9
Annuity Unit Values.........................................    9
Variable Annuity Payments...................................   11
Taxes.......................................................   11
Distribution of Contracts...................................   17
Financial Statements........................................   17

APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with a duration longer than 1 year before the end of the guarantee period. If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
                           [(1+I/(1+J+L)](N/12) -- 1

where:

              I is the interest rate you are earning on the money invested in the FAGP;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

              N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

              L is 0.005 (some states require a different value; see your Contract).

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) You contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is
                               = [(1+I/(1+J+0.005)](N/12) -- 1
                               = [(1.05)/(1.04+0.005)](18/12) -- 1
                               = (1.004785)(1.5) -- 1
                               = 1.007186 -- 1
                               = +0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is
                               = [(1+I)/(1+J+0.005)](N/12) -- 1
                               = [(1.05)/(1.06+0.005)](18/12) -- 1
                               = (0.985915)(1.5) -- 1
                               = 0.978948 -- 1
                               = -0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (-0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is
                               = [(1+I)/(I+J+0.005)](N/12) -- 1
                               = [(1.05)/(1.04+0.005)](18/12) -- 1
                               = (1.004785)(1.5) -- 1
                               = 1.007186 -- 1
                               = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is
                               = [(1+I)/(I+J+0.005)](N/12) -- 1
                               = [(1.05)/(1.06+0.005)](18/12) -- 1
                               = (0.985915)(1.5) -- 1
                               = 0.978948 -- 1
                               = -0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 -6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (-0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made we will pay the beneficiary the greater of:

        1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the earlier of age 75 or the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the earlier of age 75 or the date of death of the Continuing Spouse; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made we will pay the beneficiary the greater of:

        1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

        2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

ESTATE REWARDS DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Estate Rewards is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the applicable death benefit under Option 1 or 2.

OPTION 1 - 5% ACCUMULATION:

I. If the 5% Accumulation Option is selected and a Continuation Contribution was made the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of Continuing Spouse's death; or

        b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE:

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greatest of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greatest of:

        a. Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Estate Rewards. However, the Continuing Spouse's beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the latest annuity date.

EARNINGS ADVANTAGE BENEFIT FOR SPOUSAL CONTINUATION:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Earnings Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

--------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
--------------------------------------------------------------------------------------------
 Years 0 - 4               25% of earnings    25% of Continuation Net Purchase Payments
--------------------------------------------------------------------------------------------
 Years 5 - 9               40% of earnings    40% of Continuation Net Purchase Payments*
--------------------------------------------------------------------------------------------
 Years 10+                 50% of earnings    50% of Continuation Net Purchase Payments*
--------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH CONTRACT ANNIVERSARY MUST REMAIN IN THE CONTRACT FOR AT LEAST SIX FULL MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM EARNINGS ADVANTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

APPENDIX C
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-Qualified contract, the election of the optional Income Protector Program at contract issue, with no withdrawals, additional payments or premium taxes, no election of Estate Rewards or Earnings Advantage.

-----------------------------------------------------------------------------------------------------------------------------
                                        ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARY
    IF AT ISSUE YOU                        10             11             12             15             19             20
       ARE...              1-9          (AGE 70)       (AGE 71)       (AGE 72)       (AGE 75)       (AGE 79)       (AGE 80)
-----------------------------------------------------------------------------------------------------------------------------
  MALE                     N/A           6,672          6,864          7,080          7,716          8,616          8,832
  AGE 60*
-----------------------------------------------------------------------------------------------------------------------------
  FEMALE                   N/A           5,880          6,060          6,252          6,900          7,860          8,112
  AGE 60*
-----------------------------------------------------------------------------------------------------------------------------
  MALE, AGE 60             N/A           5,028          5,136          5,244          5,544          5,868          5,928
  FEMALE, AGE 60**
-----------------------------------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain

** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial advisor for information regarding availability of this program in your state.

APPENDIX D
--------------------------------------------------------------------------------

As explained in the prospectus, an Exchange Offer is available to certain contract owners currently invested in the WM Advantage Variable Annuity to move to the WM Diversified Strategies(III) Variable Annuity, subject to our rules. The chart below highlights the material differences between the WM Advantage and WM Diversified Strategies(III) variable annuities. This material is intended as a summary to help you compare the two products. Full details about each of these features and benefits as well as other components of these products can be found in the WM Diversified Strategies(III) or WM Advantage Prospectus.

You and your financial representative should review this chart and the relevant prospectuses when deciding whether this Exchange Offer would be beneficial to you.

-------------------------------------------------------------------------------------------------------------------
            FEATURE                            WM ADVANTAGE                     WM DIVERSIFIED STRATEGIES(III)
-------------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT INSURANCE      1.40% annually of the value in the        1.55% annually of the value in the
 CHARGES                         variable investment options, subtracted   variable investment options, subtracted
                                 daily.                                    daily.
-------------------------------------------------------------------------------------------------------------------
 SURRENDER CHARGES               6 years per purchase payment, declines:   3 years per purchase payment, declines:
                                 7%, 6%, 6%, 5%, 4%, 2%, 0%.               7%, 6%, 6%, 0%.*
-------------------------------------------------------------------------------------------------------------------
 ANNUAL CONTRACT FEE             None                                      $35 ($30 in North Dakota) Waived for
                                                                           policies with account value greater than
                                                                           $50,000 on the contract anniversary.
-------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS     5 Strategic Asset Management              5 Strategic Asset Management (SAM)
                                 (SAM) Portfolios                          portfolios
                                 7 Equity Funds                            13 Equity Portfolios
                                 4 Fixed-Income Funds                      (REIT Fund not available)
                                                                           4 Fixed-Income Portfolios
-------------------------------------------------------------------------------------------------------------------
 FIXED ACCOUNT OPTIONS           1-, 3-, 5-year guarantee periods          Available DCAFAs
                                 (If available)                            (See Fixed Investment Options)
-------------------------------------------------------------------------------------------------------------------
 LONG TERM CARE/TERMINAL         Yes                                       None
 ILLNESS WAIVER
-------------------------------------------------------------------------------------------------------------------
 STANDARD DEATH BENEFIT          Greatest of:                              Greater of:
                                 - Contract Value                          - Net Purchase Payments compounded at 3%
                                 - Purchase Payments minus withdrawals       until the earlier of death or age 75
                                 - Maximum Anniversary Value               - Contract Value
-------------------------------------------------------------------------------------------------------------------
 ENHANCED DEATH BENEFIT          None                                      For a fee (.15%), a choice between two
                                                                           options:
                                                                            1. Purchase Payment Accumulation which
                                                                               pays the greater of:
                                                                            -  Net Purchase Payments compounded at
                                                                               5% until the earlier of death or age
                                                                               80
                                                                            -  Contract Value
                                                                            2. Maximum Anniversary which pays the
                                                                               greatest of:
                                                                            -  Net Purchase Payments
                                                                            -  Contract Value
                                                                            -  Maximum Anniversary Value up to age
                                                                               81
                                                                           Choice between these two offerings must
                                                                           be made at the time of purchase.
-------------------------------------------------------------------------------------------------------------------
 ENHANCED BENEFICIARY            None                                      Yes (for an additional fee of .25%) Can
 PROTECTION                                                                only be elected if one of the Enhanced
                                                                           Death Benefits is elected.
-------------------------------------------------------------------------------------------------------------------
 LIVING BENEFIT                  None                                      For a fee (.10%) guarantees a minimum
                                                                           retirement income upon annuitization
                                                                           after at least 10 years.
-------------------------------------------------------------------------------------------------------------------

* Not applicable to contracts issued as a result of an exchange from WM Advantage to WM Diversified Strategies(III).

APPENDIX E
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
                    ANCHOR SERIES TRUST                          12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Capital Appreciation (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $32.095       (a) $34.794       (a) $26.448
                                                              (b) $32.095       (b) $34.852       (b) $26.392
        Ending AUV..........................................  (a) $34.794       (a) $26.448       (a) $34.395
                                                              (b) $34.852       (b) $26.392       (b) $34.180
        Ending Number of AUs................................  (a) 386           (a) 15,211        (a) 34,580
                                                              (b) 1,795         (b) 9,564         (b) 9,532
-----------------------------------------------------------------------------------------------------------------

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
                  SUNAMERICA SERIES TRUST                        12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $30.768       (a) $32.723       (a) $22.108
                                                              (b) $30.768       (b) $32.744       (b) $22.030
        Ending AUV..........................................  (a) $32.723       (a) $22.108       (a) $27.347
                                                              (b) $32.744       (b) $22.030       (b) $27.141
        Ending Number of AUs................................  (a) 29            (a) 7,424         (a) 12,084
                                                              (b) 21            (b) 2,753         (b) 3,284
-----------------------------------------------------------------------------------------------------------------
  Global Equities (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $16.645       (a) $17.562       (a) $12.632
                                                              (b) $16.645       (b) $17.577       (b) $12.590
        Ending AUV..........................................  (a) $17.562       (a) $12.632       (a) $15.711
                                                              (b) $17.577       (b) $12.590       (b) $15.599
        Ending Number of AUs................................  (a) 15            (a) 2,002         (a) 4,811
                                                              (b) 1             (b) 730           (b) 764
-----------------------------------------------------------------------------------------------------------------
  MFS Mid Cap Growth (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $12.022       (a) $13.453       (a) $6.990
                                                              (b) $12.022       (b) $13.445       (b) $6.956
        Ending AUV..........................................  (a) $13.453       (a) $6.990        (a) $9.431
                                                              (b) $13.445       (b) $6.956        (b) $9.347
        Ending Number of AUs................................  (a) 68            (a) 7,702         (a) 32,405
                                                              (b) 52            (b) 8,548         (b) 9,886
-----------------------------------------------------------------------------------------------------------------
  Technology (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $3.222        (a) $3.457        (a) $1.720
                                                              (b) $3.222        (b) $3.457        (b) $1.719
        Ending AUV..........................................  (a) $3.457        (a) $1.720        (a) $2.550
                                                              (b) $3.457        (b) $1.719        (b) $2.538
        Ending Number of AUs................................  (a) 217           (a) 30,946        (a) 108,814
                                                              (b) 3             (b) 4,971         (b) 4,969
-----------------------------------------------------------------------------------------------------------------

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
                     WM VARIABLE TRUST                           12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Balanced Portfolio (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $7.347        (a) $7.547        (a) $6.764
                                                              (b) $7.347        (b) $7.543        (b) $6.733
        Ending AUV..........................................  (a) $7.547        (a) $6.764        (a) $8.156
                                                              (b) $7.543        (b) $6.733        (b) $8.086
        Ending Number of AUs................................  (a) 93,859        (a) 2,232,623     (a) 5,308,097
                                                              (b) 16,660        (b) 531,637       (b) 791,271
-----------------------------------------------------------------------------------------------------------------

             AU - Accumulation Unit
             AUV - Accumulation Unit Value
             (a) Without election of the optional EstatePlus feature
             (b) With election of the optional EstatePlus feature

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
                     WM VARIABLE TRUST                           12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Conservative Balanced Portfolio (Inception
    Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.489        (a) $5.558        (a) $5.338
                                                              (b) $5.489        (b) $5.554        (b) $5.313
        Ending AUV..........................................  (a) $5.558        (a) $5.338        (a) $6.140
                                                              (b) $5.554        (b) $5.313        (b) $6.088
        Ending Number of AUs................................  (a) 36,105        (a) 219,214       (a) 728,848
                                                              (b) 818           (b) 50,067        (b) 78,689
-----------------------------------------------------------------------------------------------------------------
  Conservative Growth Portfolio (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $7.645        (a) $7.945        (a) $6.594
                                                              (b) $7.645        (b) $7.946        (b) $6.571
        Ending AUV..........................................  (a) $7.945        (a) $6.594        (a) $8.334
                                                              (b) $7.946        (b) $6.571        (b) $8.272
        Ending Number of AUs................................  (a) 57,379        (a) 958,772       (a) 1,639,836
                                                              (b) 18,040        (b) 510,781       (b) 529,868
-----------------------------------------------------------------------------------------------------------------
  Equity Income Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $6.197        (a) $6.369        (a) $5.477
                                                              (b) $6.197        (b) $6.365        (b) $5.453
        Ending AUV..........................................  (a) $6.369        (a) $5.477        (a) $6.997
                                                              (b) $6.365        (b) $5.453        (b) $6.938
        Ending Number of AUs................................  (a) 40,294        (a) 652,304       (a) 1,058,224
                                                              (b) 13,192        (b) 264,269       (b) 282,614
-----------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $6.517        (a) $6.524        (a) $6.547
                                                              (b) $6.517        (b) $6.538        (b) $6.536
        Ending AUV..........................................  (a) $6.524        (a) $6.547        (a) $7.286
                                                              (b) $6.538        (b) $6.536        (b) $7.245
        Ending Number of AUs................................  (a) 23,092        (a) 1,115,544     (a) 3,743,642
                                                              (b) 536           (b) 168,170       (b) 273,450
-----------------------------------------------------------------------------------------------------------------
  Growth & Income Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.849        (a) $6.016        (a) $4.661
                                                              (b) $5.849        (b) $6.013        (b) $4.637
        Ending AUV..........................................  (a) $6.016        (a) $4.661        (a) $5.806
                                                              (b) $6.013        (b) $4,637        (b) $5.752
        Ending Number of AUs................................  (a) 4,551         (a) 150,973       (a) 285,233
                                                              (b) 13,991        (b) 87,324        (b) 93,495
-----------------------------------------------------------------------------------------------------------------
  Growth Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $6.791        (a) $7.150        (a) $4.847
                                                              (b) $6.791        (b) $7.137        (b) $4.823
        Ending AUV..........................................  (a) $7.150        (a) $4.847        (a) $6.148
                                                              (b) $7.137        (b) $4.823        (b) $6.092
        Ending Number of AUs................................  (a) 3,394         (a) 64,109        (a) 103,137
                                                              (b) 41            (b) 20,860        (b) 22,069
-----------------------------------------------------------------------------------------------------------------
  Income Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.816        (a) $5.746        (a) $6.191
                                                              (b) $5.816        (b) $5.744        (b) $6.164
        Ending AUV..........................................  (a) $5.746        (a) $6.191        (a) $6.673
                                                              (b) $5.744        (b) $6.164        (b) $6.617
        Ending Number of AUs................................  (a) 16,374        (a) 877,757       (a) 2,589,597
                                                              (b) 28,322        (b) 274,470       (b) 259,664
-----------------------------------------------------------------------------------------------------------------
  International Growth Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $4.367        (a) $4.546        (a) $3.776
                                                              (b) $4.367        (b) $4.546        (b) $3.789
        Ending AUV..........................................  (a) $4.546        (a) $3.776        (a) $5.023
                                                              (b) $4.546        (b) $3.789        (b) $5.020
        Ending Number of AUs................................  (a) 2             (a) 15,526        (a) 21,413
                                                              (b) 2             (b) 8,188         (b) 5,405
-----------------------------------------------------------------------------------------------------------------
  Mid Cap Stock Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $6.186        (a) $6.645        (a) $5.855
                                                              (b) $6.186        (b) $6.642        (b) $5.829
        Ending AUV..........................................  (a) $6.645        (a) $5.855        (a) $7.347
                                                              (b) $6.642        (b) $5.829        (b) $7.285
        Ending Number of AUs................................  (a) 4,582         (a) 64,864        (a) 130,356
                                                              (b) 940           (b) 42,438        (b) 43,115
-----------------------------------------------------------------------------------------------------------------

             AU - Accumulation Unit
             AUV - Accumulation Unit Value
             (a) Without election of the optional EstatePlus feature
             (b) With election of the optional EstatePlus feature

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
                     WM VARIABLE TRUST                           12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Money Market Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.792        (a) $5.793        (a) $5.769
                                                              (b) $5.792        (b) $5.795        (b) $5.746
        Ending AUV..........................................  (a) $5.793        (a) $5.769        (a) $5.703
                                                              (b) $5.795        (b) $5.746        (b) $5.658
        Ending Number of AUs................................  (a) 21,359        (a) 611,656       (a) 346,649
                                                              (b) 5,174         (b) 26,588        (b) 32,680
-----------------------------------------------------------------------------------------------------------------
  Short Term Income Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.922        (a) $5.916        (a) $6.168
                                                              (b) $5.922        (b) $5.923        (b) $6.150
        Ending AUV..........................................  (a) $5.916        (a) $6.168        (a) $6.406
                                                              (b) $5.923        (b) $6.150        (b) $6.361
        Ending Number of AUs................................  (a) 2,421         (a) 163,898       (a) 813,368
                                                              (b) 114           (b) 24,307        (b) 57,771
-----------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund (Inception Date -- 11/05/01)*
        Beginning AUV.......................................  (a) $6.106        (a) $7.409        (a) $3.847
                                                              (b) $6.106        (b) $7.424        (b) $3.842
        Ending AUV..........................................  (a) $7.409        (a) $3.847        (a) $6.474
                                                              (b) $7.424        (b) $3.842        (b) $6.441
        Ending Number of AUs................................  (a) 3,287         (a) 31,973        (a) 104,235
                                                              (b) 2             (b) 7,619         (b) 19,306
-----------------------------------------------------------------------------------------------------------------
  Strategic Growth Portfolio (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $8.331        (a) $8.763        (a) $6.853
                                                              (b) $8.331        (b) $8.774        (b) $6.834
        Ending AUV..........................................  (a) $8.763        (a) $6.853        (a) $8.959
                                                              (b) $8.774        (b) $6.834        (b) $8.898
        Ending Number of AUs................................  (a) 9,248         (a) 197,031       (a) 477,462
                                                              (b) 1,123         (b) 28,279        (b) 38,111
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund (Inception
    Date -- 11/05/01)
        Beginning AUV.......................................  (a) $5.943        (a) $5.817        (a) $6.219
                                                              (b) $5.943        (b) $5.825        (b) $6.204
        Ending AUV..........................................  (a) $5.817        (a) $6.219        (a) $6.238
                                                              (b) $5.825        (b) $6.204        (b) $6.197
        Ending Number of AUs................................  (a) 90,321        (a) 1,433,815     (a) 1,996,843
                                                              (b) 3,371         (b) 100,117       (b) 144,873
-----------------------------------------------------------------------------------------------------------------
  West Coast Equity Fund (Inception Date -- 11/05/01)
        Beginning AUV.......................................  (a) $8.249        (a) $8.805        (a) $6.706
                                                              (b) $8.249        (b) $8.795        (b) $6.676
        Ending AUV..........................................  (a) $8.805        (a) $6.706        (a) $9.438
                                                              (b) $8.795        (b) $6.676        (b) $9.358
        Ending Number of AUs................................  (a) 4,021         (a) 217,183       (a) 384,631
                                                              (b) 890           (b) 81,228        (b) 93,442
-----------------------------------------------------------------------------------------------------------------
  WM REIT Fund (Inception Date -- 10/01/03)
        Beginning AUV.......................................  (a) $N/A          (a) $N/A          (a) $10.600
                                                              (b) $N/A          (b) $N/A          (b) $10.605
        Ending AUV..........................................  (a) $N/A          (a) $N/A          (a) $11.535
                                                              (b) $N/A          (b) $N/A          (b) $11.393
        Ending Number of AUs................................  (a) N/A           (a) N/A           (a) 8
                                                              (b) N/A           (b) N/A           (b) 9
-----------------------------------------------------------------------------------------------------------------

                                                                FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                  ENDING            ENDING            ENDING
              VAN KAMPEN LIFE INVESTMENT TRUST                   12/31/01          12/31/02          12/31/03
-----------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Comstock, Class II Shares (Inception
    Date -- 11/05/01)
        Beginning AUV.......................................  (a) $9.992        (a) $10.263       (a) $8.135
                                                              (b) $9.992        (b) $10.213       (b) $8.067
        Ending AUV..........................................  (a) $10.263       (a) $8.135        (a) $10.475
                                                              (b) $10.213       (b) $8.067        (b) $10.345
        Ending Number of AUs................................  (a) 917           (a) 46,801        (a) 89,132
                                                              (b) 6,737         (b) 88,739        (b) 101,065
-----------------------------------------------------------------------------------------------------------------

             AU - Accumulation Unit
             AUV - Accumulation Unit Value
             (a) Without election of the optional EstatePlus feature
             (b) With election of the optional EstatePlus feature
              * The Small Cap Stock Fund was renamed the Small Cap Growth Fund effective 5/3/2004.

Please forward a copy (without charge) of the WM Diversified Strategies(III) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ------------  Signed: --------------------------------------

Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299